UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series

Annual Report

December 31, 2023

Equity

Lazard Retirement Emerging Markets Equity Portfolio

Lazard Retirement International Equity Portfolio

Lazard Retirement US Small Cap Equity Select Portfolio

Multi-Asset

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Market Overviews (unaudited)
14	Performance Overviews (unaudited)
18	Information About Your Portfolio’s Expenses (unaudited)
20	Portfolio Holdings Presented by Sector (unaudited)
21	Portfolios of Investments
21	Lazard Retirement Emerging Markets Equity Portfolio
25	Lazard Retirement Global Dynamic Multi-Asset Portfolio
51	Lazard Retirement International Equity Portfolio
55	Lazard Retirement US Small Cap Equity Select Portfolio
61	Notes to Portfolios of Investments
64	Statements of Assets and Liabilities
66	Statements of Operations
68	Statements of Changes in Net Assets
71	Financial Highlights
77	Notes to Financial Statements
102	Report of Independent Registered Public Accounting Firm
104	Board of Directors and Officers Information (unaudited)
107	Tax and Other Information (unaudited)

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Many states have abandoned property laws that require mutual fund companies to have evidence of contact from shareholders at least every three years. Please log into any investment accounts that you may have or contact the Fund by calling 800-823-6300 to ensure that your account stays active.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

Lazard Retirement Series, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2023 saw bloodshed from wars in Europe and the Middle East, ample displays of political complexities in the United States, and further advances in the development of machines that can mimic human thinking. For financial markets, however, which endured nearly 4,000 basis points of interest rate hikes since late 2021, the year was defined by one simple question posed to major central banks: What comes next?

Financial markets were a roller coaster in 2023, as investors were forced to constantly adjust their expectations on when key central banks would retreat from their restrictive monetary policy stances out of fear that these positions would tip the global economy into a severe recession. Against this backdrop, the US Federal Reserve (the “Fed”) was front and center in the minds of investors, as it waged its most aggressive rate-hiking campaign in over 40 years. After raising interest rates seven times in 2022, the world’s most influential central bank did so again four times in 2023, raising borrowing costs to their highest level in 22 years. Data suggesting that domestic inflation was cooling and that the US economy remained remarkably resilient sparked optimism in the second half of the year that the Fed was done raising interest rates and perhaps would begin lowering them in 2024. While the Fed did, in fact, pass up opportunities to raise interest rates higher in its last three policy meetings of 2023, it also sent mixed signals about the trajectory of its rate-hiking campaign, which triggered spikes in volatility across financial markets.

The Fed was not the only central bank to make news in 2023. In Europe, both the European Central Bank (the “ECB”) and the Bank of England (the “BOE”) continued to raise interest rates at a furious pace before pausing their inflation-fighting campaigns in the latter part of the year. Meanwhile, in Asia, the Bank of Japan, which kept interest rates ultra-low during the global monetary tightening cycle, began to veer from this path in the closing months of the year amid signs that inflation was accelerating in Japan.

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After suffering through a dismal 2022, financial markets rebounded in 2023, driven primarily by hopes that inflation had fallen enough for key central banks, particularly the Fed, to begin cutting interest rates next year. Global equity markets, as measured by the MSCI All Country World Index, surged 22.2% in 2023 while global bond markets, as measured by the Bloomberg Global Aggregate Bond Index, gained 5.7%. (Index returns are in US dollar terms.)

The challenging market conditions in 2023 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Market Overviews (unaudited)

Global Markets

In the trailing 12-month period that ended December 31, global equity markets rose sharply, as investors speculated about the path ahead for the interest rate policies of major central banks.

After enduring nearly 4,000 basis points in interest rate hikes from major central banks since late 2021, the actions of these central banks were front and center once again in the minds of investors. Early on, markets rallied on hopes that a severe worldwide economic recession could be avoided, and that slowing inflation would induce major central banks to ease up on their forceful monetary tightening cycles. That optimism faded in subsequent months, however, as the Fed continued with its most aggressive rate-hiking campaign in over 40 years and hinted that interest rates could stay elevated for a while. The fallout from this blizzard of rate hikes was evident in the first half of the year when bond losses contributed to regional bank weakness in the United States. The Fed, as expected, kept interest rates steady at a 22-year high following policy meetings in September, November, and December. However, after months of signaling that it was adopting a “higher for longer” interest rate policy stance, the Fed began taking a less hawkish tone in November, as data suggested that a “soft landing” for the US economy was growing increasing likely. Investors cheered near the end of the period when the Fed hinted that its forceful rate-hiking campaign, which had raised rates 11 times since 2022, including four times in 2023, had reached its conclusion and forecast that it could reduce interest rates three times in 2024. After briefly exceeding the psychologically important threshold of 5% in late October, the yield on the benchmark 10-year US Treasury note ended the year exactly where it started, at 3.88%.

In Europe, persistent inflationary pressure in the eurozone led the ECB to maintain a hawkish posture throughout the year, raising rates to an all-time high after 10 consecutive hikes since mid-2022, including six raises in 2023. With data suggesting that significant progress had been made in its war against inflation, the ECB held interest rates steady in October and December but pledged to keep them at an elevated level for a sustained duration of time. Despite the ECB’s vow, investors nevertheless were betting that the

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eurozone central bank would reduce rates next year as the common currency bloc lurched toward an economic recession. Similarly, with price pressure in the United Kingdom easing materially, the BOE kept its interest rates steady in September, November, and December, leaving them at a 15-year high after 14 consecutive hikes since December 2021, including five times in 2023. The BOE pledged to maintain a hawkish stance for an extended period, but data suggesting that the United Kingdom was headed for a period of economic stagnation sparked speculation that the British central bank would cut rates in the first half of next year.

Despite stiff interest-rate headwinds, the value of global equity markets increased US$10 trillion in 2023, thanks largely to the strong performance of a handful of mega-cap US technology stocks. These mega-cap US technology stocks, the so-called “Magnificent Seven”—Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla—surged 76% on a weighted average basis and accounted for about 42% of the gain recorded by the MSCI All Country World Index (ACWI). By way of comparison, the rest of the stocks in the MSCI All Country World Index gained roughly 12% for the year.

Against this backdrop, equity markets in both the developed and developing worlds rose in 2023, with the former outperforming the latter. In the United States, the S&P 500 Index soared and came within 0.6% of its record high at the end of year on growing expectations that the Fed would pivot to a more dovish stance. The “Magnificent Seven” group of mega cap technology stocks accounted for roughly two-thirds of the S&P 500 Index’s 2023 gain. Across the Atlantic, the pan-European STOXX Europe 600 Index recorded its best annual performance since 2019 on hopes that the ECB would begin reducing rates in 2024 amid signs of significant progress in its inflation-fighting campaign. In Japan, the Tokyo Stock Price Index (“TOPIX”) surged, thanks largely to a weak yen and efforts to improve corporate governance and profitability. Meanwhile, in emerging Asia, the Hong Kong-based Hang Seng Index, which is comprised mostly of companies from mainland China and serves as a gateway for foreign investors

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wanting to put money there, tumbled in 2023 and was one of the world’s worst-performing stock markets due to worries about China’s mounting economic woes and the lack of a forceful response from Chinese policymakers.

Information technology was the best-performing sector in 2023, as a market frenzy about artificial intelligence led investors to bid up shares of technology companies linked to field of study. Utilities was the worst-performing sector, as elevated bond yields hurt high-dividend-paying “bond proxy” stocks.

Emerging Markets Equities

Despite ongoing concerns about a global economic recession and heightened geopolitical tensions, equity markets in the developing world finished the year appreciably higher in 2023, with the MSCI Emerging Markets Index climbing 9.8%. Equity markets in the largest region of the developing world, emerging Asia, rose 7.8% but nevertheless lagged the broader market index. Meanwhile, stock markets in Latin America and Eastern Europe recorded string gains of 32.7% and 47.2%, respectively. Stock markets rallied especially towards year end, as investors began to expect a “soft landing” for the global economy.

Stock markets in the region encompassing emerging Europe, the Middle East, and Africa (EMEA) advanced but lagged the broader market index in the year. Equity markets in emerging Europe registered especially strong gains in 2023. Greece’s stock market recovered sharply, as the country’s economy rebounded after Kyriakos Mitsotakis was elected for a second term as Greece’s prime minister in June 2023. Hungarian stocks were helped by strong performance in certain stocks with a regional footprint. Poland’s stock market advanced on optimism that funds from the European Union will be allocated to the country after a centrist coalition led by the opposition Civic Platform party prevailed in Poland’s parliamentary election. Egyptian shares performed well but the currency was not freely convertible. Turkey’s stock market slid despite a pivot to a more orthodox monetary policy by the country’s central bank and increased investor interest. South Africa’s equity market lagged due to stagnant economic growth and

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structural problems, such as with Eskom, the main electric utility provider in the country.

Equity markets in Latin America all rose in the 12-month period and Latin America was the best-performing region in 2023, thanks to a recovery in initial investor pessimism stemming from the elections of leftward-leaning presidents in most countries. Equity markets in Mexico, Peru, and Brazil posted the largest advances, all aided by signs of lower political tensions and reasonably strong economic activity.

The performance of markets in emerging Asia varied widely. China’s equity market tumbled, falling 11.2%, as property industry weakness, ongoing government regulation in internet platform companies, and concerns about geopolitical risks hampered the country’s post-pandemic economic recovery. Thai equities finished more than 15.5% lower than the previous year, hurt by slow growth and poor tourism revenue. Most stock markets in Southeast Asia lagged regionally, while the markets in North Asia performed well. Equity markets in Taiwan and South Korea posted strong gains, boosted by semiconductor prices. India’s stock market continued to benefit from the country’s strong economic growth despite somewhat richer valuations.

Information technology and energy were the best-performing sectors in 2023. Conversely, real estate, consumer discretionary, and healthcare were the worst-performing sectors.

International Equities

In the trailing 12-month period that ended December 31, international equity markets rose sharply, as investors hoped that inflation had fallen enough for major central banks to finally end their restrictive monetary policies and perhaps even begin cutting interest rates next year.

All eyes were on the Fed during the year as the US central bank waged its most aggressive inflation-fighting campaign in 40 years, raising US interest rates from virtually zero to its highest level in 22 years. After lifting interest rates 11 times since March 2022,

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including four times in 2023, the US central bank pledged to keep rates “higher for longer” in order to ease persistent inflationary pressure. However, encouraging inflation data and less hawkish comments from the Fed, including hints that its rate-hiking campaign was finished and a forecast that pointed to three rate cuts in 2024, were cheered by investors.

A similar situation was playing out in Europe, where the ECB and the BOE continued raising interest rates at a furious pace, lifting them six times and five times in 2023, respectively. With data suggesting that inflation in the eurozone and the UK had fallen significantly, both central banks declined to raise interest rates any higher in the latter part of the year but pledged to adopt the “higher for longer” position as their official interest rate policy stance. However, with both the eurozone and the UK expected to enter into periods of economic stagnation in the near term, investors bet that both the ECB and the BOE will begin cutting rates in 2024.

Investor optimism was dampened by developments in China, where investors feared that China’s mounting economic woes could ripple across the broader global economy. With China’s economy—the world’s second largest—continuing to struggle under the weight of a real estate crisis and the growing risk of deflation, foreign investors were dumping Chinese stocks out of concern about the lack of a forceful response from Chinese policymakers.

US Equities

In the trailing 12-month period that ended December 31, the US equity market rallied, as investors speculated about the path ahead for the Fed’s interest rate policy after the US central bank raised interest rates from near-zero early last year to its highest level since 2001.

Early on in the year, markets rallied on hopes that an economic recession could be avoided globally and that slowing inflation would induce major central banks to ease up on their monetary tightening cycles. In March, news that several US banks had been seized by the government stoked fears of potential contagion, but actions by the Fed and the Federal Deposit Insurance Corporation helped alleviate

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market concerns. After months of signaling that it was adopting a “higher for longer” interest rate policy stance, the Fed began taking a less hawkish tone in November as data suggested that a “soft landing” for the US economy was growing increasing likely. Investors cheered near the end of the year when the Fed hinted that its forceful rate-hiking campaign had reached its conclusion and forecast that it could reduce interest rates in 2024. The economy continued to show resilience, culminating with a third-quarter GDP growth reading coming in higher than initially anticipated at 5.2% and the US continuing to add more jobs at a strong pace. The S&P 500 Index’s seven largest constituents—the so-called “Magnificent Seven” (Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla)—collectively surged 76% on a weighted average basis in 2023 and accounted for roughly two-thirds of the S&P 500 Index’s gain for the year. The S&P 500 Index ended 2023 just 0.6% shy of its record high set in January 2022.

The US small cap market, as measured by the Russell 2000 Index, began the year with a strong start in January; however, fear of continuing inflation and elevated interest rates led to continued pressure and volatility in small caps. Over the last two months of the year, with inflation seemingly under control, and a soft landing appearing to be in sight, small caps returned 22.4% leading them into positive territory and ending at 16.9% for the year.

Multi-Asset

Global equity markets rose sharply in 2023, as investors speculated about the path ahead for the interest rate policies of major central banks. Despite stiff interest-rate headwinds, the value of global equity markets increased US$10 trillion in 2023, thanks largely to the strong performance of a handful of mega-cap US technology stocks. After enduring nearly 4,000 basis points of interest rate hikes from major central banks since 2021, the bond market staged a strong rally in the last two months of 2023 on expectations that a global rate-cutting cycle would soon begin. The yield on the benchmark 10-year US Treasury closed the year at 3.88%, the same level at which it started the year. Despite high volatility, credit markets performed well in 2023, with solid demand for both global investment grade corporate bonds and global high-yield bonds.

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Emerging markets debt ended a difficult and volatile year with significant gains, thanks to a strong rally in the closing months of 2023.

PORTFOLIO PERFORMANCE

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2023, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of 22.61%, while Service Shares posted a total return of 22.27%, as compared with the 9.83% return for its benchmark, the MSCI Emerging Markets® Index.

Security selection in the information technology, consumer discretionary, financials and industrial sectors contributed to relative performance. A higher-than-benchmark exposure to the energy sector and a lower-than-benchmark exposure to the consumer discretionary sector boosted relative performance. From a country perspective, security selection in Taiwan, China, Brazil, and South Africa contributed, as did a higher-than-benchmark exposure to Brazil and Hungary and a lower-than-benchmark exposure to China. A re-rating of technology hardware and infrastructure stocks due to market enthusiasm over the potential for artificial intelligence (AI)-related demand benefited Quanta Computer, a Taiwanese manufacturer of notebook computers and cloud computing/network system solutions. Shares of Petrobras rallied as concerns regarding the Brazilian energy company’s corporate governance and pricing policies were alleviated. Shares of SK Hynix rose on optimism that the South Korea-based chipmaker will benefit from the expected demand recovery for memory chips. Shares received another boost from hopes that the proliferation of servers linked to artificial intelligence could expedite the transition to the next generation of memory chips, thus helping to clear inventories.

Security selection in the consumer staples and real estate sectors was a detractor to relative performance. A lower-than-benchmark exposure to India detracted from returns. Weakening macro data and housing sales dynamics in China led to a sell-off in shares of

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China Vanke, a residential real estate developer. Chinese lender China Merchant Bank saw its stock price fall on concerns about China’s uncertain economic outlook and its debt-laden real estate sector, of which China’s banking system is exposed.

Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2023, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Investor Shares posted a total return of 11.06%, while Service Shares posted a total return of 10.81%, as compared with the 23.79% return for the MSCI World® Index and the 14.51% return of its blended benchmark, which is a 50/50 blend of the MSCI World® Index and the Bloomberg Global Aggregate® Index (the “GDMA Index”).

Among the detracting factors, in the equity allocation, stock selection in the information technology and consumer staples sectors, as well as stock selection in the US, undercut relative performance. Within the fixed income allocation, underweight exposure to bonds in South Korea, as well as underweight exposure to bonds on the Chinese renminbi yield curve, hurt relative performance.

Currency forwards were primarily used for foreign exchange hedging purposes and they marginally detracted from relative performance in the year.

Among the contributing factors, a modest overweight exposure to equities versus fixed income relative to the benchmark was beneficial to relative performance, as equities outperformed fixed income in the year. Within the equity allocation, underweight exposure to the energy and materials sectors, as well as stock selection in Italy and the Netherlands, boosted relative performance. Overweight positioning to bonds in the Bahamas, Peru, and Chile within the fixed income allocation helped.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2023, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 15.88%, as compared with the 18.24% return for the MSCI EAFE® Index.

Annual Report   11

The Portfolio’s exposure to China (out-of-index exposure) detracted from relative returns. Stock markets in China and Hong Kong were among the worst performing in the world in 2023 due to growing concerns about China’s mounting economic issues and about how Chinese policymakers intend to address these issues. As a result, the Portfolio’s China-based and Hong Kong-based holdings fell as part of a broader decline in Chinese stocks. Shares of Alibaba came under additional pressure due to news that the e-commerce giant was reassessing its plans to pursue separate listings for several divisions, which called into question its proposed plans to restructure the group. Many investors had hoped a simplification of the businesses would unlock value in the conglomerate structure and drive more accountability for individual divisions to generate higher financial returns. The fall in the stock price of Chinese sports apparel and equipment company Li-Ning was attributed to a slower-than-expected recovery in Chinese consumer spending. Meanwhile, in the developed world, shares of Anglo American receded after the UK-based miner announced a major cut in production guidance in December in an effort to maintain profitability.

Stock selection within Japan contributed to performance. Shares of Disco traded higher after the Japan-based semiconductor manufacturer reported second quarter results that exceeded consensus estimates and issued better-than-expected guidance for the third quarter, thanks to growing demand for generative artificial intelligence. Several stocks in the industrials sector were among the top contributors. Shares of Ryanair advanced after the Ireland-based discount air carrier reported strong third-quarter results and noted solid demand for air travel, a positive outlook for pricing. Cash flow generation was strong, which underpins further buybacks and dividends. Shares of RELX rose after the UK-based information and analytics provider reported an encouraging nine-month trading update, highlighted by better-than-expected revenue growth. Shares received an additional boost from the successful launch of the company’s AI product in the United States.

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Lazard Retirement US Small Cap Equity Select Portfolio

For the year ended December 31, 2023, the Lazard Retirement US Small Cap Equity Select Portfolio’s Service Shares posted a total return of 10.02%, as compared with the 16.93% return for the Russell 2000® Index and the 17.74% return for the Russell 2000/2500 Linked Index.

Stock selection in the health care sector detracted from relative performance. Shares of dental equipment and supplies manufacturer Envista fell after management’s updated view translated to a significant reduction in 2023 and 2024 expectations. Stock selection in the industrials sector also detracted. Shares of Leidos underperformed after the government services contractor reported weak quarterly results in May. Shares were also weighed down by the US debt ceiling crisis and the company’s CEO transition. In the materials sector, shares of Ingevity, a manufacturer of specialty chemical products principally sourced from renewable materials, fell. Higher input costs in the performance chemicals segment pressured margins throughout the year. Stock selection in the consumer staples sector contributed to relative performance. Shares of baked goods manufacturer Hostess rose amid reports of takeover interest from multiple parties. In September, J.M. Smucker officially announced plans to acquire the company at what we believed to be an attractive price of $5.6 billion, and we subsequently exited our position. The Portfolio owned Hostess securities since April 2021, based on the thesis that it was a market share gainer and had strong pricing power in an attractive category. Smucker won a competitive bidding process, which included many of the larger snacking and packaged food peers. Stock selection in the communication services sector also contributed. Take-Two Interactive Software reported solid earnings and confirmed the December release of a trailer for GTA 6, one of the most highly anticipated video games in history. Investors viewed the confirmation favorably, as it is likely to be one of the largest entertainment releases of all time.

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Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Service Shares and Investor Shares, and the indexes shown below.

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and the MSCI Emerging Markets® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year
Service Shares	22.27%	5.01%	2.04%
Investor Shares	22.61%	5.26%	2.29%
MSCI Emerging Markets Index	9.83%	3.69%	2.66%

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, the MSCI World® Index and the GDMA Index

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Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year	Since Inception	†
Service Shares	10.81%	4.00%	3.77%	5.31%
Investor Shares	11.06%	4.15%	N/A	4.15%
MSCI World Index	23.79%	12.80%	8.60%	9.99%
				(Service
				Shares)
				12.80%
				(Investor
				Shares)
GDMA Index	14.51%	6.34%	4.64%	5.24%
				(Service
				Shares)
				6.34%
				(Investor
				Shares)

†	The inception date for the Service Shares was April 30, 2012 and for the Investor Shares was December 31, 2018.

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and the MSCI EAFE® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year
Service Shares	15.88%	6.42%	2.98%
MSCI EAFE Index	18.24%	8.16%	4.28%

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Lazard Retirement US Small Cap Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small Cap Equity Select Portfolio, the Russell 2000® Index, the Russell 2500® Index and the Russell 2000/2500 Linked Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year
Service Shares	10.02%	9.10%	6.73%
Russell 2000 Index	16.93%	9.97%	7.16%
Russell 2500 Index	17.42%	11.67%	8.36%
Russell 2000/2500 Linked Index	17.74%	11.73%	8.39%

Notes to Performance Overviews:

Information About Portfolios Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions, Inc., the Fund’s transfer agent and dividend disbursing agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Global Aggregate® Index and is rebalanced monthly. The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2500 Index through August 31, 2023 to the Russell 2000 Index beginning on September 1, 2023 (when the Portfolio’s investment focus was changed from small-mid cap companies to small cap companies).

The Russell 2500 Index measures the performance of the small- to mid-capitalization segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

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Lazard Retirement Series, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2023 through December 31, 2023 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

18   Annual Report

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,079.90	$7.55	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.32	1.44%
Investor Shares
Actual	$1,000.00	$1,081.50	$6.24	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06	1.19%

Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$1,052.00	$5.43	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Investor Shares
Actual	$1,000.00	$1,052.80	$4.66	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%

International Equity
Service Shares
Actual	$1,000.00	$1,027.00	$6.08	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06	1.19%

US Small Cap Equity Select
Service Shares
Actual	$1,000.00	$1,062.20	$5.98	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report   19

Lazard Retirement Series, Inc.

Portfolio Holdings Presented by Sector December 31, 2023 (unaudited)

Sector*	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio#	Lazard Retirement International Equity Portfolio	Lazard Retirement US Small Cap Equity Select Portfolio

Communication Services	6.9%	6.1%	4.0%	5.1%
Consumer Discretionary	9.7	8.3	12.5	11.8
Consumer Staples	6.5	5.9	10.8	2.8
Energy	8.4	1.2	3.3	6.2
Financials	26.3	13.6	13.5	15.9
Health Care	3.6	10.1	8.8	14.7
Industrials	6.6	8.0	22.1	15.7
Information Technology	21.0	14.3	10.1	13.4
Materials	6.6	1.3	5.5	5.3
Real Estate	0.5	1.8	1.5	5.5
Utilities	1.6	2.5	4.8	2.0
U.S. Municipal Bonds	—	0.8	—	—
Sovereign Debt	—	23.0	—	—
U.S. Treasury Securities	—	2.9	—	—
Short-Term Investments	2.3	0.2	3.1	1.6
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.
#	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds held by the Portfolio.

20   Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments
December 31, 2023

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 97.7%

Brazil | 12.1%
Banco do Brasil SA	705,202	$8,056,714
BB Seguridade Participacoes SA	1,191,800	8,241,000
CCR SA	1,388,350	4,041,014
Engie Brasil Energia SA	305,998	2,851,522
Petroleo Brasileiro SA ADR	490,734	7,837,022
Vale SA ADR	266,554	4,227,546
Vibra Energia SA	802,000	3,749,863
		39,004,681

Chile | 0.9%
Sociedad Quimica y Minera de Chile SA ADR	50,308	3,029,548

China | 24.0%
Alibaba Group Holding Ltd. ADR	31,579	2,447,688
Anhui Conch Cement Co. Ltd., Class H	1,347,375	3,133,847
China Construction Bank Corp., Class H	14,579,038	8,722,197
China Medical System Holdings Ltd.	1,606,000	2,843,686
China Merchants Bank Co. Ltd., Class H	932,237	3,245,744
China Shenhua Energy Co. Ltd., Class H	676,275	2,314,762
China Vanke Co. Ltd., Class H	1,878,794	1,733,448
ENN Natural Gas Co. Ltd., Class A	981,096	2,325,416
Gree Electric Appliances, Inc. of Zhuhai, Class A	891,998	4,043,340
Hengan International Group Co. Ltd.	1,094,027	4,087,485
Huayu Automotive Systems Co. Ltd., Class A	1,299,396	2,980,422
JD.com, Inc. ADR	80,822	2,334,948
Lenovo Group Ltd.	6,356,000	8,857,523
Midea Group Co. Ltd., Class A	574,500	4,423,589
Ping An Insurance Group Co. of China Ltd., Class H	923,500	4,177,411
Sinopharm Group Co. Ltd., Class H	2,082,797	5,443,998
Tencent Holdings Ltd.	68,300	2,580,426
Tingyi (Cayman Islands) Holding Corp.	3,362,000	4,124,986
Want Want China Holdings Ltd.	3,736,000	2,257,176
Weichai Power Co. Ltd., Class H	3,219,958	5,387,326
		77,465,418

The accompanying notes are an integral part of these financial statements.

Annual Report   21

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Egypt | 0.7%
Commercial International Bank - Egypt (CIB) GDR	1,758,278	$2,250,601

Greece | 1.6%
National Bank of Greece SA (*)	449,527	3,119,446
OPAP SA	130,207	2,210,364
		5,329,810

Hong Kong | 0.7%
ASMPT Ltd.	247,388	2,349,091

Hungary | 3.4%
MOL Hungarian Oil & Gas PLC	392,622	3,198,220
OTP Bank Nyrt	169,627	7,725,631
		10,923,851

India | 6.3%
Axis Bank Ltd.	232,984	3,081,742
Bharat Petroleum Corp. Ltd.	73,500	397,713
Hindalco Industries Ltd.	314,967	2,322,474
Indus Towers Ltd. (*)	1,881,715	4,497,451
Infosys Ltd. ADR	182,370	3,351,961
Tata Consultancy Services Ltd.	56,960	2,593,524
UPL Ltd.	568,415	4,007,867
		20,252,732

Indonesia | 4.8%
Astra International Tbk PT	10,719,904	3,928,180
Bank Mandiri Persero Tbk PT	13,495,760	5,293,998
Telkom Indonesia Persero Tbk. PT ADR	154,436	3,978,271
United Tractors Tbk PT	1,641,100	2,409,731
		15,610,180

The accompanying notes are an integral part of these financial statements.

22   Annual Report

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Mexico | 5.3%
America Movil SAB de CV ADR	194,176	$3,596,139
Grupo Aeroportuario del Pacifico SAB de CV ADR	4,668	817,927
Grupo Financiero Banorte SAB de CV, Class O	386,665	3,888,282
Grupo Mexico SAB de CV, Series B	466,072	2,584,928
Kimberly-Clark de Mexico SAB de CV, Class A	1,708,889	3,841,252
Ternium SA ADR	53,033	2,252,311
		16,980,839

Portugal | 2.4%
Galp Energia SGPS SA	537,283	7,903,477

Russia | 0.0%
Mobile TeleSystems PJSC ADR (*), (¢)	545,705	1
Sberbank of Russia PJSC (¢)	1,580,119	1
		2

South Africa | 8.3%
Anglo American PLC	109,295	2,742,563
Bidvest Group Ltd.	249,121	3,442,557
Life Healthcare Group Holdings Ltd.	3,497,000	3,512,339
Nedbank Group Ltd.	421,947	4,982,373
Sanlam Ltd.	1,076,122	4,285,300
Standard Bank Group Ltd.	372,231	4,226,453
Vodacom Group Ltd.	632,166	3,665,331
		26,856,916

South Korea | 11.4%
Coway Co. Ltd.	65,803	2,911,516
Doosan Bobcat, Inc.	19,033	741,826
Hyundai Mobis Co. Ltd.	18,565	3,398,271
KB Financial Group, Inc.	129,348	5,410,027
Kia Corp.	34,842	2,698,206
KT Corp.	153,588	4,095,278
KT&G Corp.	35,700	2,405,957
Samsung Electronics Co. Ltd.	88,829	5,402,572
Shinhan Financial Group Co. Ltd.	164,128	5,100,788
SK Hynix, Inc.	42,830	4,676,401
		36,840,842

The accompanying notes are an integral part of these financial statements.

Annual Report   23

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Taiwan | 12.6%
ASE Technology Holding Co. Ltd.	1,899,000	$8,328,152
Globalwafers Co. Ltd.	182,000	3,472,121
Hon Hai Precision Industry Co. Ltd.	776,320	2,640,507
MediaTek, Inc.	179,000	5,895,484
Novatek Microelectronics Corp.	234,000	3,935,470
Taiwan Semiconductor Manufacturing Co. Ltd.	634,989	12,220,670
Yageo Corp.	214,000	4,146,818
		40,639,222

Thailand | 1.9%
Kasikornbank PCL	784,069	3,126,395
PTT Exploration & Production PCL (‡)	709,300	3,106,727
		6,233,122

United Kingdom | 1.3%
Unilever PLC	87,775	4,250,127

Total Common Stocks (Cost $281,200,813)		315,920,459

Short-Term Investments | 2.3%

State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $7,422,654)	7,422,654	7,422,654

Total Investments | 100.0% (Cost $288,623,467)		$323,343,113

Liabilities in Excess of Cash and Other Assets | 0.0%		(122,463)

Net Assets | 100.0%		$323,220,650

The accompanying notes are an integral part of these financial statements.

24   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 56.3%

Australia | 1.1%
Brambles Ltd.	92,278	$854,412
Cochlear Ltd.	763	155,032
Coles Group Ltd.	19,960	218,702
Computershare Ltd. ADR	13,680	226,595
Coronado Global Resources, Inc. CDI	82,250	98,267
GrainCorp Ltd., Class A	21,585	107,052
Medibank Pvt Ltd.	30,637	74,245
Northern Star Resources Ltd.	13,842	129,484
Perseus Mining Ltd.	146,505	185,491
Pilbara Minerals Ltd.	40,084	107,421
Qantas Airways Ltd. (*)	31,924	116,385
REA Group Ltd.	1,261	155,179
Telstra Group Ltd.	109,328	294,580
		2,722,845

Austria | 0.1%
CA Immobilien Anlagen AG	3,731	133,696

Bermuda | 0.0%
RenaissanceRe Holdings Ltd.	458	89,768

Brazil | 0.1%
MercadoLibre, Inc. (*)	86	135,152

Canada | 2.1%
Birchcliff Energy Ltd.	14,111	61,554
Canadian Natural Resources Ltd.	1,977	129,522
CGI, Inc. (*)	1,522	163,049
Constellation Software, Inc.	281	696,699
Dollarama, Inc.	10,177	733,408
Fairfax Financial Holdings Ltd.	165	152,231
Great-West Lifeco, Inc.	3,833	126,875
Hydro One Ltd.	2,733	81,884

The accompanying notes are an integral part of these financial statements.

Annual Report   25

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

International Petroleum Corp. (*)	17,409	$209,223
Loblaw Cos. Ltd.	3,882	375,822
Manulife Financial Corp.	57,728	1,275,632
Metro, Inc.	8,253	427,209
Parex Resources, Inc.	6,665	125,498
Teck Resources Ltd., Class B	3,298	139,407
Teekay Tankers Ltd., Class A	2,254	112,632
Toronto-Dominion Bank	6,542	422,744
		5,233,389

China | 0.3%
BOC Hong Kong Holdings Ltd.	31,500	85,238
NXP Semiconductors NV	1,876	430,880
Wilmar International Ltd.	32,000	86,352
		602,470

Denmark | 0.9%
Carlsberg AS, Class B ADR	10,447	261,436
Novo Nordisk AS, Class B	18,539	1,917,579
		2,179,015

Finland | 0.1%
Kone OYJ ADR	9,235	230,524
Nordea Bank Abp	6,152	76,268
		306,792

France | 1.4%
BNP Paribas SA	12,520	867,473
Bureau Veritas SA ADR	3,828	193,888
Cie de Saint-Gobain SA	756	55,903
Cie Generale des Etablissements Michelin SCA	3,400	122,172
Legrand SA ADR	11,148	231,767
LVMH Moet Hennessy Louis Vuitton SE ADR	1,937	314,666
Orange SA	37,013	421,077
Pernod Ricard SA ADR	6,161	217,483
Societe Generale SA	12,439	331,637
Thales SA ADR	10,721	316,655
TotalEnergies SE	1,128	76,623
Vinci SA	2,943	369,621
		3,518,965

The accompanying notes are an integral part of these financial statements.

26   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Germany | 0.8%
Bayerische Motoren Werke AG	4,830	$537,211
Beiersdorf AG	875	131,101
Commerzbank AG	10,773	127,958
Deutsche Bank AG	18,547	253,144
Infineon Technologies AG	6,465	269,646
Mercedes-Benz Group AG	920	63,539
Merck KGaA ADR	6,710	214,250
Talanx AG	2,798	199,683
TUI AG (*)	12,861	100,311
		1,896,843

Hong Kong | 0.3%
AIA Group Ltd. ADR	6,039	209,372
Jardine Matheson Holdings Ltd.	2,400	98,791
Link REIT	15,400	86,123
Sun Hung Kai Properties Ltd.	10,500	112,998
Swire Pacific Ltd., Class A	11,500	97,109
WH Group Ltd.	130,500	84,174
		688,567

Israel | 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	145,190	197,307
Perion Network Ltd. (*)	3,212	99,155
		296,462

Italy | 0.7%
Banco BPM SpA	46,461	245,317
BPER Banca	27,420	91,632
Ferrari NV	688	231,883
Intesa Sanpaolo SpA	130,863	382,005
Poste Italiane SpA	21,545	244,441
Saras SpA	77,869	139,162
Telecom Italia SpA (*)	417,391	135,811
UniCredit SpA	11,436	310,233
		1,780,484

The accompanying notes are an integral part of these financial statements.

Annual Report   27

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Japan | 4.6%
ANA Holdings, Inc. (*)	3,700	$80,180
Central Japan Railway Co.	6,000	152,132
Chubu Electric Power Co., Inc.	57,400	740,635
Chugoku Electric Power Co., Inc.	13,000	93,050
Daiwa Securities Group, Inc.	10,500	70,373
East Japan Railway Co.	3,900	224,359
Electric Power Development Co. Ltd.	9,100	148,730
Ezaki Glico Co. Ltd.	3,100	91,683
Hachijuni Bank Ltd.	35,800	199,057
Honda Motor Co. Ltd.	36,400	376,265
Japan Post Bank Co. Ltd.	34,600	352,219
Japan Post Holdings Co. Ltd.	68,300	609,541
Japan Real Estate Investment Corp. REIT	70	289,560
Japan Tobacco, Inc.	4,600	118,739
KDDI Corp.	6,300	200,013
Kyoto Financial Group, Inc.	10,000	155,600
Kyushu Railway Co.	9,400	206,913
Lawson, Inc.	8,100	418,055
Mazda Motor Corp.	12,600	133,652
Mebuki Financial Group, Inc.	28,500	86,448
Mitsubishi Motors Corp.	31,300	99,197
Mizuho Financial Group, Inc.	34,000	581,510
MS&AD Insurance Group Holdings, Inc.	5,900	231,545
Nagoya Railroad Co. Ltd.	5,400	86,486
Nintendo Co. Ltd. ADR	23,211	301,511
Nisshinbo Holdings, Inc.	31,700	256,894
Ono Pharmaceutical Co. Ltd.	40,900	730,531
Osaka Gas Co. Ltd.	19,800	413,262
Otsuka Holdings Co. Ltd.	30,600	1,145,282
Rengo Co. Ltd.	12,500	83,214
Sega Sammy Holdings, Inc.	12,700	177,107
Seven & i Holdings Co. Ltd.	2,100	83,171
Shimano, Inc. ADR	10,721	165,318
Shizuoka Financial Group, Inc.	20,000	169,197
SoftBank Corp.	33,500	417,504

The accompanying notes are an integral part of these financial statements.

28   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Sompo Holdings, Inc.	4,100	$200,204
Subaru Corp.	12,000	218,985
Sumitomo Mitsui Financial Group, Inc.	1,500	73,065
Toho Co. Ltd.	2,500	84,410
Tokyo Gas Co. Ltd.	21,100	483,703
Tokyu Fudosan Holdings Corp.	45,800	291,527
Toyota Motor Corp.	7,000	128,497
Yamaguchi Financial Group, Inc.	11,300	100,985
		11,270,309

Netherlands | 0.6%
ASM International NV	564	292,829
Eurocommercial Properties NV REIT	9,469	233,113
EXOR NV	1,110	111,278
Koninklijke Ahold Delhaize NV	2,914	83,668
Koninklijke KPN NV	23,153	79,705
NN Group NV	2,600	102,857
Wolters Kluwer NV ADR	4,209	599,808
		1,503,258

New Zealand | 0.1%
Spark New Zealand Ltd.	63,290	207,315

Norway | 0.0%
Orkla ASA	12,445	96,488

Singapore | 0.4%
Jardine Cycle & Carriage Ltd.	7,800	175,372
Sembcorp Industries Ltd.	103,500	415,491
Singapore Airlines Ltd.	25,400	125,882
STMicroelectronics NV	7,160	359,263
		1,076,008

Spain | 0.3%
Banco Bilbao Vizcaya Argentaria SA	35,326	321,867
Banco Santander SA	23,784	99,285
Iberdrola SA	6,261	81,882
Industria de Diseno Textil SA ADR	13,895	304,162
		807,196

The accompanying notes are an integral part of these financial statements.

Annual Report   29

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Sweden | 0.5%
Assa Abloy AB ADR	16,211	$233,114
Epiroc AB ADR	22,800	457,482
Fastighets AB Balder, B Shares (*)	35,898	256,378
Hexagon AB ADR	29,358	352,883
		1,299,857

Switzerland | 0.7%
ABB Ltd. ADR	10,951	485,130
Novartis AG	3,116	314,621
Swatch Group AG ADR	22,618	306,700
Swisscom AG	561	337,586
UBS Group AG	4,544	141,131
		1,585,168

United Kingdom | 1.7%
AstraZeneca PLC	2,348	316,237
BAE Systems PLC	18,951	268,117
Barclays PLC	64,859	126,331
Centrica PLC	53,392	95,529
Coca-Cola Europacific Partners PLC	5,216	348,116
Diageo PLC ADR	2,532	368,811
Global Ship Lease, Inc., Class A	5,782	114,599
HSBC Holdings PLC	43,740	353,292
IG Group Holdings PLC	10,464	101,936
Investec PLC	29,336	198,042
Man Group PLC	38,847	114,879
RELX PLC	5,243	207,939
RELX PLC ADR	16,196	642,333
Serco Group PLC	36,313	74,766
Standard Chartered PLC	23,126	195,622
Unilever PLC	5,325	257,644
Unilever PLC ADR	8,907	431,811
Vodafone Group PLC	86,871	75,463
		4,291,467

The accompanying notes are an integral part of these financial statements.

30   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United States | 39.4%
AbbVie, Inc.	5,558	$861,323
Accenture PLC, Class A	2,211	775,862
Adobe, Inc. (*)	2,793	1,666,304
AES Corp.	7,207	138,735
Agree Realty Corp. REIT	6,018	378,833
Allison Transmission Holdings, Inc.	4,994	290,401
Alnylam Pharmaceuticals, Inc. (*)	446	85,369
Alphabet, Inc., Class A (*)	7,183	1,003,393
Alphabet, Inc., Class C (*)	18,680	2,632,572
Altria Group, Inc.	7,395	298,314
Amazon.com, Inc. (*)	9,798	1,488,708
Amdocs Ltd.	3,287	288,894
Ameren Corp.	2,913	210,726
American Homes 4 Rent, Class A REIT	2,338	84,074
American International Group, Inc.	1,015	68,766
AMN Healthcare Services, Inc. (*)	1,633	122,279
Amphenol Corp., Class A	5,308	526,182
Aon PLC, Class A	2,584	751,996
Apple, Inc.	26,259	5,055,645
Applied Materials, Inc.	1,323	214,419
AptarGroup, Inc.	1,156	142,905
Arcosa, Inc.	1,118	92,392
Assurant, Inc.	882	148,608
AT&T, Inc.	8,056	135,180
Atmos Energy Corp.	2,383	276,190
Autodesk, Inc. (*)	3,024	736,284
Automatic Data Processing, Inc.	600	139,782
Avery Dennison Corp.	1,145	231,473
Axos Financial, Inc. (*)	6,335	345,891
Bank of America Corp.	9,241	311,144
Biogen, Inc. (*)	546	141,288
Booking Holdings, Inc. (*)	166	588,839
Booz Allen Hamilton Holding Corp.	4,561	583,398
BorgWarner, Inc.	2,419	86,721
Boston Scientific Corp. (*)	1,656	95,733

The accompanying notes are an integral part of these financial statements.

Annual Report   31

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Brady Corp., Class A	1,494	$87,683
Brighthouse Financial, Inc. (*)	4,741	250,894
Bristol-Myers Squibb Co.	15,613	801,103
Broadcom, Inc.	1,460	1,629,725
BRP, Inc.	3,080	220,805
Cadence Design Systems, Inc. (*)	295	80,349
Cal-Maine Foods, Inc.	4,156	238,513
Campbell Soup Co.	2,015	87,108
Cardinal Health, Inc.	8,422	848,938
Casey’s General Stores, Inc.	357	98,082
Caterpillar, Inc.	2,957	874,296
Cboe Global Markets, Inc.	1,958	349,620
CDW Corp.	2,954	671,503
Cencora, Inc.	4,896	1,005,540
Centene Corp. (*)	3,806	282,443
Charles Schwab Corp.	4,957	341,042
Charter Communications, Inc., Class A (*)	521	202,502
Chesapeake Energy Corp.	1,318	101,407
Chipotle Mexican Grill, Inc. (*)	168	384,209
Chubb Ltd.	812	183,512
Cigna Group	2,045	612,375
Cirrus Logic, Inc. (*)	1,048	87,183
Cisco Systems, Inc.	23,363	1,180,299
Clorox Co.	1,405	200,339
Coca-Cola Co.	9,318	549,110
Cognizant Technology Solutions Corp., Class A	8,113	612,775
Colgate-Palmolive Co.	5,487	437,369
Comcast Corp., Class A	7,439	326,200
Comfort Systems USA, Inc.	529	108,799
CommVault Systems, Inc. (*)	1,638	130,794
Concentrix Corp.	1,081	106,165
Consolidated Edison, Inc.	4,555	414,368
Constellation Brands, Inc., Class A	993	240,058
Corebridge Financial, Inc.	25,035	542,258
Coterra Energy, Inc.	16,307	416,155
CVS Health Corp.	11,328	894,459

The accompanying notes are an integral part of these financial statements.

32   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Danaher Corp.	2,110	$488,127
Darden Restaurants, Inc.	787	129,304
Dave & Buster’s Entertainment, Inc. (*)	3,022	162,735
DaVita, Inc. (*)	2,055	215,282
Deckers Outdoor Corp. (*)	139	92,912
Deere & Co.	703	281,109
Dell Technologies, Inc., Class C	9,868	754,902
DR Horton, Inc.	2,059	312,927
Eaton Corp. PLC	593	142,806
Electronic Arts, Inc.	3,778	516,868
Elevance Health, Inc.	684	322,547
Eli Lilly & Co.	1,805	1,052,171
Enact Holdings, Inc.	3,091	89,299
Entergy Corp.	5,161	522,242
EOG Resources, Inc.	4,840	585,398
Equinix, Inc. REIT	74	59,599
Equitable Holdings, Inc.	13,020	433,566
Estee Lauder Cos., Inc., Class A	2,712	396,630
Everest Group Ltd.	522	184,569
Expedia Group, Inc. (*)	1,809	274,588
FedEx Corp.	1,225	309,888
Fiserv, Inc. (*)	5,267	699,668
Fortinet, Inc. (*)	1,162	68,012
Freeport-McMoRan, Inc.	2,544	108,298
General Electric Co.	2,215	282,700
General Mills, Inc.	4,806	313,063
General Motors Co.	1,958	70,331
Gilead Sciences, Inc.	7,637	618,673
Global Payments, Inc.	4,389	557,403
Globe Life, Inc.	4,114	500,756
GMS, Inc. (*)	2,054	169,311
GoDaddy, Inc., Class A (*)	2,038	216,354
GSK PLC	23,987	443,071
Gulfport Energy Corp. (*)	1,049	139,727
H&R Block, Inc.	2,219	107,333
Haemonetics Corp. (*)	941	80,465

The accompanying notes are an integral part of these financial statements.

Annual Report   33

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Hartford Financial Services Group, Inc.	1,125	$90,427
HCA Healthcare, Inc.	1,888	511,044
Hershey Co.	2,123	395,812
Hess Corp.	747	107,688
Host Hotels & Resorts, Inc. REIT	5,843	113,763
Humana, Inc.	183	83,779
Huron Consulting Group, Inc. (*)	857	88,100
Ingredion, Inc.	791	85,847
Intel Corp.	3,823	192,106
Intercontinental Exchange, Inc.	4,713	605,291
International Seaways, Inc.	2,254	102,512
Intuit, Inc.	511	319,390
Intuitive Surgical, Inc. (*)	208	70,171
IQVIA Holdings, Inc. (*)	2,182	504,871
J M Smucker Co.	942	119,050
Jackson Financial, Inc., Class A	2,150	110,080
Johnson & Johnson	4,449	697,336
Juniper Networks, Inc.	3,225	95,073
Kellanova	3,975	222,242
Kilroy Realty Corp. REIT	1,740	69,322
Kimberly-Clark Corp.	5,868	713,021
KLA Corp.	623	362,150
Kroger Co.	6,695	306,028
Lam Research Corp.	189	148,036
Lennar Corp., Class A	2,101	313,133
Lockheed Martin Corp.	582	263,786
Lululemon Athletica, Inc. (*)	344	175,884
M&T Bank Corp.	742	101,713
M/I Homes, Inc. (*)	970	133,608
Marathon Oil Corp.	4,810	116,210
Marathon Petroleum Corp.	841	124,771
Martin Marietta Materials, Inc.	572	285,377
Masco Corp.	5,596	374,820
MasterCard, Inc., Class A	2,954	1,259,911
McDonald’s Corp.	2,429	720,223
McKesson Corp.	834	386,125

The accompanying notes are an integral part of these financial statements.

34   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Medpace Holdings, Inc. (*)	480	$147,134
Merck & Co., Inc.	13,985	1,524,645
Meta Platforms, Inc., Class A (*)	4,388	1,553,176
MetLife, Inc.	4,021	265,909
Microchip Technology, Inc.	731	65,922
Microsoft Corp.	12,424	4,671,921
Molina Healthcare, Inc. (*)	385	139,104
Moody’s Corp.	402	157,005
Motorola Solutions, Inc.	885	277,085
MSC Industrial Direct Co., Inc. Class A	1,499	151,789
National Fuel Gas Co.	3,931	197,218
Netflix, Inc. (*)	175	85,204
Neurocrine Biosciences, Inc. (*)	755	99,479
NewMarket Corp.	512	279,465
Newmont Corp. CDI	2,872	118,691
NIKE, Inc., Class B	2,928	317,893
NiSource, Inc.	7,041	186,939
Northrop Grumman Corp.	202	94,564
Nucor Corp.	433	75,359
NVIDIA Corp.	5,209	2,579,601
NVR, Inc. (*)	10	70,005
Oracle Corp.	6,162	649,660
Ovintiv, Inc.	2,731	119,946
Owens Corning	442	65,518
PACCAR, Inc.	953	93,060
Paychex, Inc.	584	69,560
PepsiCo, Inc.	2,403	408,126
Pfizer, Inc.	2,516	72,436
PG&E Corp.	7,698	138,795
Pinnacle West Capital Corp.	1,298	93,248
Pioneer Natural Resources Co.	437	98,273
PNM Resources, Inc.	3,882	161,491
PriceSmart, Inc.	1,515	114,807
Procter & Gamble Co.	7,002	1,026,073
PTC, Inc. (*)	2,319	405,732
Public Service Enterprise Group, Inc.	1,348	82,430

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

PulteGroup, Inc.	5,028	$518,990
QUALCOMM, Inc.	6,900	997,947
Qualys, Inc. (*)	976	191,569
Regeneron Pharmaceuticals, Inc. (*)	242	212,546
RingCentral, Inc., Class A (*)	905	30,725
Roche Holding AG	3,593	1,041,367
Rockwell Automation, Inc.	1,145	355,500
Ryman Hospitality Properties, Inc. REIT	1,589	174,885
S&P Global, Inc.	1,281	564,306
SandRidge Energy, Inc.	6,654	90,960
Sanofi SA	6,079	602,681
SBA Communications Corp. REIT	805	204,220
Sempra	2,893	216,194
ServiceNow, Inc. (*)	1,052	743,227
Sherwin-Williams Co.	1,058	329,990
Simon Property Group, Inc. REIT	3,002	428,205
Southwestern Energy Co. (*)	13,503	88,445
Stellantis NV	33,485	784,170
Stryker Corp.	2,231	668,095
Super Micro Computer, Inc. (*)	773	219,733
Synchrony Financial	2,631	100,478
Synopsys, Inc. (*)	2,664	1,371,720
Sysco Corp.	2,684	196,281
Target Corp.	2,987	425,409
Tecnoglass, Inc.	3,049	139,370
Terex Corp.	2,265	130,147
Tesla, Inc. (*)	4,015	997,647
Texas Instruments, Inc.	2,410	410,809
Texas Pacific Land Corp.	50	78,623
Thermo Fisher Scientific, Inc.	931	494,165
TJX Cos., Inc.	10,186	955,549
Toll Brothers, Inc.	3,342	343,524
TopBuild Corp. (*)	777	290,800
Tradeweb Markets, Inc., Class A	4,014	364,792
Trane Technologies PLC	611	149,023
Travelers Cos., Inc.	381	72,577

The accompanying notes are an integral part of these financial statements.

36   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

U-Haul Holding Co. (*)	1,509	$108,346
UMH Properties, Inc. REIT	5,867	89,882
United Parcel Service, Inc., Class B	642	100,942
United Therapeutics Corp. (*)	427	93,893
UnitedHealth Group, Inc.	1,560	821,293
Universal Health Services, Inc., Class B	857	130,641
Unum Group	6,020	272,224
VeriSign, Inc. (*)	850	175,066
Verizon Communications, Inc.	16,471	620,957
Vertex Pharmaceuticals, Inc. (*)	1,430	581,853
Visa, Inc., A Shares	2,211	575,634
Vistra Corp.	8,758	337,358
W. R. Berkley Corp.	1,231	87,056
Walmart, Inc.	1,923	303,161
Warner Music Group Corp., Class A	4,453	159,373
Waste Management, Inc.	1,646	294,799
WD-40 Co.	565	135,075
Wells Fargo & Co.	9,440	464,637
Western Union Co.	8,613	102,667
Westlake Corp.	560	78,378
White Mountains Insurance Group Ltd.	100	150,501
Williams-Sonoma, Inc.	804	162,231
Willis Towers Watson PLC	356	85,867
WK Kellogg Co.	1,039	13,652
Workday, Inc., Class A (*)	537	148,244
WP Carey, Inc. REIT	1,529	99,094
Xcel Energy, Inc.	3,993	247,207
Zoetis, Inc.	2,028	400,266
Zoom Video Communications, Inc. Class A (*)	1,138	81,834
		97,232,000

Total Common Stocks (Cost $112,103,524)		138,953,514

The accompanying notes are an integral part of these financial statements.

Annual Report   37

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 14.1%

Australia | 0.3%
Telstra Group Ltd., 4.000%, 04/19/27	AUD	1,200	$805,988

Canada | 0.5%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	1,225	1,143,989

Denmark | 0.5%
Nykredit Realkredit AS, 1.000%, 01/01/27	DKK	8,175	1,154,743

Germany | 0.5%
Mercedes-Benz Group AG, 0.750%, 09/10/30	EUR	1,260	1,205,602

Japan | 0.3%
NTT Finance Corp.,
4.239%, 07/25/25	USD	200	197,799
1.162%, 04/03/26	USD	625	576,442
			774,241

Switzerland | 0.4%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	605	558,126
UBS Group AG, 4.750% (1-Year EURIBOR ICE Swap + 1.600%), 03/17/32 (§)	EUR	470	546,232
			1,104,358

United Kingdom | 0.9%
Ashtead Capital, Inc., 4.250%, 11/01/29	USD	1,560	1,456,662
Tesco Corporate Treasury Services PLC, 2.750%, 04/27/30	GBP	785	883,820
			2,340,482

The accompanying notes are an integral part of these financial statements.

38   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United States | 10.7%
Adobe, Inc., 2.300%, 02/01/30	USD	615	$550,918
Alphabet, Inc., 1.100%, 08/15/30	USD	955	791,031
American Express Co., 4.050%, 05/03/29	USD	835	826,462
Amgen, Inc., 3.000%, 02/22/29	USD	1,205	1,133,389
Apple, Inc., 1.125%, 05/11/25	USD	615	586,438
AT&T, Inc., 3.500%, 06/01/41	USD	1,120	889,370
Ball Corp., 4.875%, 03/15/26	USD	695	692,462
Bank of America Corp., 1.978% (CDOR 3 Month + 0.600%), 09/15/27 (§)	CAD	825	580,087
Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	685	659,061
Clean Harbors, Inc., 4.875%, 07/15/27	USD	635	622,231
Comcast Corp., 4.650%, 02/15/33	USD	825	829,970
Dell International LLC/EMC Corp., 5.300%, 10/01/29	USD	612	630,239
Eaton Corp., 4.150%, 11/02/42	USD	330	302,392
Goldman Sachs Group, Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	960	775,669
Home Depot, Inc., 5.875%, 12/16/36	USD	510	570,049
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	1,695	1,245,938
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.750%, 09/15/30	USD	1,080	897,085
JPMorgan Chase & Co., 3.540% (SOFR + 1.642%), 05/01/28 (§)	USD	1,355	1,293,147
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	343	324,754

The accompanying notes are an integral part of these financial statements.

Annual Report   39

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Lowe’s Cos., Inc., 5.000%, 04/15/33	USD	795	$811,915
McDonald’s Corp., 3.125%, 03/04/25	CAD	1,615	1,195,494
Microsoft Corp., 3.500%, 11/15/42	USD	1,260	1,094,765
Morgan Stanley, 3.625%, 01/20/27	USD	1,160	1,124,605
PepsiCo, Inc., 2.875%, 10/15/49	USD	740	543,091
Procter & Gamble Co., 1.200%, 10/29/30	USD	350	289,927
Prologis LP, 1.250%, 10/15/30	USD	1,405	1,135,138
Schneider Electric SE, 0.875%, 12/13/26	EUR	1,200	1,260,440
Starbucks Corp., 4.450%, 08/15/49	USD	550	499,263
Sysco Corp., 2.400%, 02/15/30	USD	955	842,387
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	695	613,878
United Rentals North America, Inc., 4.875%, 01/15/28	USD	820	800,517
Verizon Communications, Inc., 3.875%, 02/08/29	USD	1,394	1,351,458
Waste Management, Inc., 4.625%, 02/15/30	USD	545	551,153
			26,314,723

Total Corporate Bonds (Cost $34,803,544)			34,844,126

Foreign Government Obligations | 19.5%

Australia | 0.8%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	1,725	969,866
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	1,830	1,019,469
			1,989,335

The accompanying notes are an integral part of these financial statements.

40   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Bahamas | 0.4%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	1,170	$1,012,416

Bermuda | 1.0%
Bermuda Government International Bonds:
3.717%, 01/25/27	USD	1,280	1,236,400
2.375%, 08/20/30 (#)	USD	1,560	1,334,580
			2,570,980

Canada | 1.5%
British Columbia, 3.200%, 06/18/44	CAD	2,000	1,333,610
Quebec, 1.850%, 02/13/27	CAD	1,855	1,327,724
Vancouver, 2.900%, 11/20/25	CAD	1,440	1,061,963
			3,723,297

Chile | 0.7%
Bonos de la Tesoreria de la Republica en pesos, 2.500%, 03/01/25	CLP	505,000	549,516
Chile Government International Bonds, 0.830%, 07/02/31	EUR	1,260	1,146,304
			1,695,820

Colombia | 0.3%
Colombia Government International Bonds, 9.850%, 06/28/27	COP	3,389,000	837,071

Costa Rica | 0.4%
Costa Rica Government International Bonds, 6.125%, 02/19/31	USD	1,010	1,032,409

Croatia | 0.5%
Croatia Government International Bonds, 1.750%, 03/04/41	EUR	1,325	1,104,467

The accompanying notes are an integral part of these financial statements.

Annual Report   41

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Czech Republic | 0.4%
Czech Republic Government Bonds, 6.790% (PRIBOR 6 Month - 0.100%), 11/19/27 (§)	CZK	20,430	$913,614

Denmark | 0.9%
Denmark Government Bonds, 0.000%, 11/15/31	DKK	17,105	2,144,819

France | 0.4%
French Republic Government Bonds OAT, 1.750%, 06/25/39	EUR	1,140	1,094,060

Hungary | 0.2%
Hungary Government International Bonds, 1.750%, 06/05/35	EUR	591	498,467

Ireland | 0.8%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	1,975	2,051,235

Israel | 0.6%
Israel Government Bonds - Fixed, 1.750%, 08/31/25	ILS	5,480	1,473,018

Italy | 0.5%
Italy Buoni Poliennali Del Tesoro, 4.000%, 04/30/35	EUR	1,110	1,251,179

Japan | 1.5%
Japan Bank for International Cooperation, 1.625%, 01/20/27	USD	1,210	1,113,996
Japan Government Ten Year Bonds, 0.400%, 06/20/25	JPY	136,000	970,152
Japan International Cooperation Agency, 3.250%, 05/25/27	USD	1,694	1,628,256
			3,712,404

The accompanying notes are an integral part of these financial statements.

42   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Mexico | 0.9%
Mexico Bonos:
8.000%, 09/05/24	MXN	17,440	$1,007,876
7.500%, 06/03/27	MXN	17,840	996,155
Mexico Government International Bonds, 6.750%, 02/06/24	GBP	140	178,094
			2,182,125

New Zealand | 1.9%
Housing New Zealand Ltd., 3.420%, 10/18/28	NZD	1,800	1,082,358
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	3,115	1,950,795
1.500%, 04/20/29	NZD	1,955	1,055,525
2.000%, 04/15/37	NZD	1,430	629,304
			4,717,982

Norway | 0.3%
Oslo, 2.350%, 09/04/24	NOK	8,000	774,299

Panama | 0.6%
Panama Government International Bonds:
8.875%, 09/30/27	USD	790	859,125
3.875%, 03/17/28	USD	685	631,484
			1,490,609

Peru | 0.8%
Peru Government Bonds, 6.150%, 08/12/32	PEN	4,770	1,256,536
Peruvian Government International Bonds, 3.000%, 01/15/34	USD	855	719,803
			1,976,339

Poland | 0.3%
Poland Government Bonds, 5.790% (WIBOR 6 Month), 05/25/28 (§)	PLN	2,475	615,801

The accompanying notes are an integral part of these financial statements.

Annual Report   43

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Portugal | 0.7%
Portugal Obrigacoes do Tesouro OT, 1.650%, 07/16/32	EUR	1,680	$1,713,684

Singapore | 0.5%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	1,390	1,112,390

Slovenia | 0.2%
Slovenia Government Bonds, 1.500%, 03/25/35	EUR	570	528,395

Spain | 0.5%
Spain Government Bonds, 1.000%, 07/30/42	EUR	1,810	1,336,442

Switzerland | 0.5%
Swiss Confederation Government Bonds:
1.500%, 07/24/25	CHF	440	526,153
0.500%, 06/27/32	CHF	515	601,585
			1,127,738

Thailand | 0.6%
Thailand Government Bonds, 1.585%, 12/17/35	THB	57,075	1,475,848

United Kingdom | 0.8%
U.K. Gilts:
0.875%, 07/31/33	GBP	1,530	1,526,631
1.250%, 10/22/41	GBP	580	479,878
			2,006,509

Total Foreign Government Obligations (Cost $47,622,624)			48,162,752

The accompanying notes are an integral part of these financial statements.

44   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Quasi Government Bonds | 1.0%

Germany | 1.0%
Kreditanstalt fuer Wiederaufbau:
0.000%, 09/15/28	EUR	605	$597,367
1.750%, 09/14/29	USD	1,605	1,424,710
0.000%, 04/18/36	USD	865	517,261
(Cost $2,644,351)			2,539,338

Supranational Bonds | 3.3%
Asian Development Bank:
2.125%, 03/19/25	USD	296	287,456
6.200%, 10/06/26	INR	46,800	554,438
European Investment Bank, 1.000%, 01/28/28	CAD	1,475	1,004,284
European Union, 0.400%, 02/04/37	EUR	1,340	1,094,588
Inter-American Development Bank, 5.100%, 11/17/26	IDR	10,900,000	696,201
Inter-American Investment Corp., 1.100%, 06/30/26	AUD	837	523,437
International Bank for Reconstruction & Development:
2.900%, 11/26/25	AUD	1,353	900,327
1.250%, 03/16/26	NOK	9,710	905,608
1.125%, 09/13/28	USD	568	498,322
International Finance Corp.:
2.125%, 04/07/26	USD	730	696,590
1.500%, 04/15/35	AUD	1,846	896,781

Total Supranational Bonds (Cost $8,602,834)			8,058,032

U.S. Municipal Bonds | 0.7%

California | 0.7%
California:
5.875%, 10/01/41	USD	925	971,765
7.550%, 04/01/39	USD	700	883,826
(Cost $1,971,650)			1,855,591

The accompanying notes are an integral part of these financial statements.

Annual Report   45

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

U.S. Treasury Securities | 2.9%
U.S. Treasury Bonds:
0.000%, 04/04/24	USD	1,190	$1,178,814
4.125%, 11/15/32	USD	465	472,665
1.750%, 08/15/41	USD	5,300	3,685,985
3.625%, 02/15/53	USD	250	230,859
U.S. Treasury Inflation-Indexed Note, 1.250%, 04/15/28 (††)	USD	1,651	1,608,337

Total U.S. Treasury Securities (Cost $6,617,397)			7,176,660

		Fair
Description	Shares	Value

Exchange-Traded Funds | 1.2%
iShares MSCI World ETF (Cost $1,803,854)	21,406	$2,847,426

Warrants | 0.0%

Canada | 0.0%
Constellation Software, Inc. Expires 03/31/40 (*), (¢) (Cost $0)	431	0

Short-Term Investments | 0.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $452,083)	452,083	452,083

Total Investments | 99.2% (Cost $216,621,861) (»)		$244,889,522

Cash and Other Assets in Excess of Liabilities | 0.8%		2,089,863

Net Assets | 100.0%		$246,979,385

The accompanying notes are an integral part of these financial statements.

46   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2023:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	268,464	USD	174,600	CIT	01/18/24	$8,433	$—
AUD	249,988	USD	158,835	JPM	01/18/24	11,602	—
AUD	316,646	USD	203,136	JPM	01/18/24	12,747	—
AUD	574,835	USD	368,389	MSC	01/18/24	23,522	—
CAD	345,891	USD	258,301	CIT	01/18/24	2,801	—
CAD	434,924	USD	317,670	CIT	01/18/24	10,639	—
CAD	528,958	USD	386,700	HSB	01/18/24	12,593	—
CAD	279,779	USD	208,758	JPM	01/18/24	2,438	—
CAD	916,424	USD	669,600	MSC	01/18/24	22,177	—
CAD	6,854	USD	5,142	SSB	03/26/24	36	—
CHF	65,525	USD	74,123	CIT	01/18/24	3,899	—
CHF	66,712	USD	74,800	HSB	01/18/24	4,636	—
CNH	7,594,133	USD	1,047,900	HSB	01/18/24	18,946	—
CNH	52,318,684	USD	7,229,733	HSB	01/18/24	120,146	—
CNH	4,596,344	USD	635,139	JPM	01/18/24	10,569	—
CZK	1,723,724	USD	74,123	CIT	01/18/24	2,918	—
CZK	4,817,134	USD	210,696	CIT	01/18/24	4,603	—
CZK	5,360,805	USD	234,580	CIT	01/18/24	5,018	—
CZK	9,410,819	USD	402,368	CIT	01/18/24	18,242	—
CZK	2,002,068	USD	87,300	JPM	01/18/24	2,181	—
DKK	518,296	USD	74,800	HSB	01/18/24	2,011	—
DKK	371,400	USD	52,945	JPM	01/18/24	2,096	—
EUR	1,559,871	USD	1,658,402	CIT	01/18/24	64,623	—
EUR	2,296,219	USD	2,469,800	CIT	01/18/24	66,592	—
EUR	9,152,544	USD	9,892,882	CIT	01/18/24	216,968	—
EUR	1,490,022	USD	1,637,037	HSB	03/26/24	13,342	—
EUR	785,844	USD	849,400	JPM	01/18/24	18,639	—
EUR	240,642	USD	262,433	MSC	01/18/24	3,379	—
EUR	330,000	USD	362,481	SSB	03/26/24	3,034	—
GBP	424,210	USD	523,900	HSB	01/18/24	16,864	—
GBP	463,601	USD	578,248	HSB	01/18/24	12,730	—
GBP	357,060	USD	434,149	JPM	01/18/24	21,015	—
GBP	766,962	USD	956,653	JPM	01/18/24	21,035	—
HUF	52,451,012	USD	139,223	HSB	01/18/24	11,651	—
INR	48,112,509	USD	574,890	HSB	03/27/24	1,591	—

The accompanying notes are an integral part of these financial statements.

Annual Report   47

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPY	190,740,417	USD	1,291,858	CIT	01/18/24	$63,677	$—
JPY	220,106,513	USD	1,484,600	CIT	01/18/24	79,631	—
JPY	530,032,474	USD	3,676,951	CIT	01/18/24	89,830	—
JPY	1,730,466,593	USD	12,008,669	HSB	01/18/24	289,235	—
KRW	1,768,493,602	USD	1,340,682	JPM	03/27/24	39,173	—
MXN	1,105,699	USD	62,300	HSB	01/18/24	2,660	—
NOK	345,294	USD	32,526	JPM	01/18/24	1,472	—
NOK	1,950,789	USD	182,278	JPM	01/18/24	9,802	—
NZD	420,750	USD	262,530	HSB	01/18/24	3,458	—
NZD	974,859	USD	572,321	HSB	01/18/24	43,962	—
PLN	910,693	USD	210,607	HSB	01/18/24	20,800	—
PLN	921,797	USD	211,130	HSB	01/18/24	23,098	—
PLN	2,164,614	USD	494,435	HSB	01/18/24	55,592	—
RON	346,152	USD	74,800	CIT	01/18/24	2,008	—
RON	2,661,242	USD	574,715	HSB	01/18/24	15,790	—
SEK	812,916	USD	74,800	HSB	01/18/24	5,846	—
SEK	5,397,818	USD	489,594	HSB	01/18/24	45,900	—
SEK	693,053	USD	63,534	JPM	01/18/24	5,221	—
USD	71,000	AUD	107,386	HSB	01/18/24	—	2,213
USD	461,233	AUD	715,449	HSB	01/18/24	—	26,545
USD	2,544,042	AUD	3,970,711	JPM	01/18/24	—	163,108
USD	122,360	AUD	193,278	MSC	01/18/24	—	9,413
USD	1,063,649	AUD	1,659,722	MSC	01/18/24	—	67,915
USD	838,365	CAD	1,141,962	CIT	01/18/24	—	23,663
USD	138,000	CAD	187,530	HSB	01/18/24	—	3,560
USD	296,420	CAD	405,285	HSB	01/18/24	—	9,516
USD	330,000	CAD	447,751	JPM	01/18/24	—	7,992
USD	867,284	CAD	1,194,020	JPM	01/18/24	—	34,041
USD	2,881,608	CAD	3,929,709	JPM	01/18/24	—	84,795
USD	1,063,869	CAD	1,448,846	MSC	01/18/24	—	29,815
USD	90,103	CHF	79,200	CIT	01/18/24	—	4,202
USD	120,520	CHF	107,501	HSB	01/18/24	—	7,484
USD	294,107	CHF	258,338	HSB	01/18/24	—	13,502
USD	399,000	CNH	2,852,368	HSB	01/18/24	—	1,709
USD	190,000	COP	775,200,000	HSB	01/18/24	—	9,434

The accompanying notes are an integral part of these financial statements.

48   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	549,278	COP	2,224,575,827	HSB	01/18/24	$—	$23,033
USD	108,938	CZK	2,510,694	CIT	01/18/24	—	3,276
USD	793,416	CZK	18,131,739	CIT	01/18/24	—	16,971
USD	303,056	CZK	6,919,424	HSB	01/18/24	—	6,203
USD	43,961	DKK	303,790	CIT	01/18/24	—	1,061
USD	2,097,209	DKK	14,492,029	HSB	01/18/24	—	50,510
USD	280,664	DKK	1,902,977	HSB	03/26/24	—	2,344
USD	96,551	DKK	667,246	JPM	01/18/24	—	2,335
USD	357,375	DKK	2,483,915	JPM	01/18/24	—	10,741
USD	209,348	EUR	197,038	CIT	01/18/24	—	8,299
USD	1,023,000	EUR	946,078	CIT	01/18/24	—	22,033
USD	4,212,723	EUR	3,897,462	CIT	01/18/24	—	92,392
USD	415,727	EUR	392,622	JPM	01/18/24	—	17,961
USD	1,556,051	EUR	1,451,271	JPM	01/18/24	—	47,014
USD	536,043	EUR	492,460	MSC	01/18/24	—	7,926
USD	204,000	GBP	161,990	CIT	01/18/24	—	2,497
USD	312,941	GBP	254,699	CIT	01/18/24	—	11,737
USD	160,479	GBP	126,904	HSB	03/26/24	—	1,344
USD	99,825	GBP	82,131	JPM	01/18/24	—	4,872
USD	518,514	GBP	415,700	JPM	01/18/24	—	11,401
USD	370,571	IDR	5,881,337,754	JPM	03/27/24	—	11,043
USD	431,004	ILS	1,578,883	CIT	03/27/24	—	6,215
USD	512,753	ILS	1,850,400	HSB	03/27/24	347	—
USD	510,114	ILS	1,854,739	JPM	03/27/24	—	3,493
USD	127,000	INR	10,623,550	HSB	03/27/24	—	291
USD	528,000	JPY	75,430,301	CIT	01/18/24	—	8,060
USD	1,540,127	JPY	222,009,347	CIT	01/18/24	—	37,626
USD	527,651	JPY	74,765,236	CIT	03/26/24	—	9,356
USD	101,348	JPY	15,114,542	HSB	01/18/24	—	6,066
USD	341,267	JPY	50,397,349	HSB	01/18/24	—	16,891
USD	790,000	JPY	117,085,354	HSB	01/18/24	—	42,090
USD	4,581,785	JPY	660,241,858	HSB	01/18/24	—	110,355
USD	1,782,625	JPY	252,433,934	HSB	03/26/24	—	30,502
USD	1,579,667	JPY	223,840,641	SSB	03/26/24	—	28,087
USD	188,048	MXN	3,336,024	CIT	01/18/24	—	7,944

The accompanying notes are an integral part of these financial statements.

Annual Report   49

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	99,614	MXN	1,766,850	HSB	01/18/24	$—	$4,188
USD	219,953	MXN	3,891,752	HSB	01/18/24	—	8,688
USD	869,052	MXN	15,422,119	JPM	01/18/24	—	37,000
USD	58,951	MXN	1,045,648	MSC	01/18/24	—	2,481
USD	88,101	NOK	983,079	HSB	01/18/24	—	8,696
USD	1,617,986	NOK	17,176,261	JPM	01/18/24	—	73,241
USD	442,841	NZD	754,392	CIT	01/18/24	—	34,068
USD	516,867	NZD	871,272	CIT	01/18/24	—	33,931
USD	3,774,965	NZD	6,430,058	HSB	01/18/24	—	289,969
USD	575,016	PEN	2,149,984	CIT	03/27/24	—	4,652
USD	513,504	PEN	1,916,395	HSB	03/27/24	—	3,185
USD	68,765	PLN	285,886	HSB	01/18/24	—	3,879
USD	1,181,841	PLN	5,110,437	HSB	01/18/24	—	116,719
USD	11,610	RON	53,761	HSB	01/18/24	—	319
USD	14,120	SEK	155,678	HSB	01/18/24	—	1,324
USD	121,270	SGD	163,936	CIT	01/18/24	—	3,034
USD	560,110	SGD	753,534	JPM	01/18/24	—	11,256
USD	967,331	THB	34,045,202	HSB	01/18/24	—	31,386
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,571,218	$1,828,892

The accompanying notes are an integral part of these financial statements.

50   Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio

Common Stocks | 94.1%

Belgium | 0.8%
KBC Group NV	15,008	$973,792

Canada | 2.8%
Gildan Activewear, Inc.	44,911	1,485,227
Suncor Energy, Inc.	53,810	1,723,886
		3,209,113

China | 3.9%
Alibaba Group Holding Ltd.	127,100	1,228,326
Autohome, Inc. ADR	26,977	756,975
ENN Energy Holdings Ltd.	103,500	760,846
ESR Group Ltd.	426,600	588,834
Li Ning Co. Ltd.	172,500	465,445
Sungrow Power Supply Co. Ltd., Class A	51,500	634,949
		4,435,375

Denmark | 0.8%
Carlsberg AS, Class B	7,785	975,769

Finland | 2.1%
Fortum OYJ	86,054	1,248,799
Nordea Bank Abp	89,560	1,107,729
		2,356,528

France | 12.6%
Air Liquide SA	8,222	1,599,437
Airbus SE	10,297	1,589,427
Bureau Veritas SA	53,874	1,361,593
Capgemini SE	7,764	1,624,178
Engie SA	199,131	3,501,550
Orange SA	139,724	1,589,564
Pernod Ricard SA	8,802	1,556,458
Thales SA	10,590	1,566,217
		14,388,424

The accompanying notes are an integral part of these financial statements.

Annual Report   51

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (continued)

Germany | 10.8%
Continental AG	23,234	$1,976,060
Covestro AG (*)	21,209	1,233,609
Merck KGaA	12,044	1,915,691
MTU Aero Engines AG	5,143	1,108,483
Rheinmetall AG	4,806	1,523,513
SAP SE	11,695	1,798,989
Siemens Healthineers AG	28,599	1,661,908
Vonovia SE	36,642	1,154,630
		12,372,883

Greece | 0.9%
National Bank of Greece SA (*)	144,948	1,005,852

Hong Kong | 1.0%
AIA Group Ltd.	138,200	1,200,323

Ireland | 2.0%
Ryanair Holdings PLC ADR (*)	16,911	2,255,251

Israel | 0.3%
Wix.com Ltd. (*)	2,757	339,166

Italy | 0.8%
UniCredit SpA	36,003	976,680

Japan | 17.3%
Asics Corp.	34,600	1,079,319
Bandai Namco Holdings, Inc.	45,600	911,619
BayCurrent Consulting, Inc.	31,700	1,108,149
Daikin Industries Ltd.	9,600	1,559,421
Disco Corp.	5,300	1,304,209
FANUC Corp.	40,600	1,194,356
Hitachi Ltd.	18,900	1,365,930
Kokusai Electric Corp.	43,300	938,145
MatsukiyoCocokara & Co.	118,800	2,099,763
Nippon Sanso Holdings Corp.	37,000	986,682
Nitori Holdings Co. Ltd.	8,800	1,175,644
Recruit Holdings Co. Ltd.	26,800	1,144,181
Renesas Electronics Corp. (*)	79,424	1,425,423
Shimadzu Corp.	31,500	877,769

The accompanying notes are an integral part of these financial statements.

52   Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (continued)

Suzuki Motor Corp.	38,000	$1,635,700
ZOZO, Inc.	42,200	948,199
		19,754,509

Mexico | 1.1%
Arca Continental SAB de CV	120,600	1,316,792

Netherlands | 4.0%
Akzo Nobel NV	17,883	1,477,594
ING Groep NV	117,723	1,762,336
Universal Music Group NV	46,863	1,338,227
		4,578,157

Singapore | 1.1%
DBS Group Holdings Ltd.	49,860	1,259,700

South Korea | 1.4%
Samsung Electronics Co. Ltd.	25,750	1,566,113

Spain | 1.4%
Industria de Diseno Textil SA	36,018	1,570,976

Sweden | 1.7%
Sandvik AB	89,774	1,943,048

Switzerland | 2.5%
ABB Ltd.	40,283	1,790,140
DSM-Firmenich AG	10,171	1,035,575
		2,825,715

Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	16,186	1,683,344

United Kingdom | 16.0%
3i Group PLC	84,482	2,600,549
AstraZeneca PLC	9,202	1,239,356
BP PLC	345,131	2,039,558
Coca-Cola Europacific Partners PLC	24,930	1,658,392
Compass Group PLC	64,750	1,769,288
London Stock Exchange Group PLC	10,141	1,198,806
Reckitt Benckiser Group PLC	13,388	923,634

The accompanying notes are an integral part of these financial statements.

Annual Report   53

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (concluded)

RELX PLC	95,073	$3,770,623
Unilever PLC	48,426	2,343,039
WPP PLC	85,905	816,615
		18,359,860

United States | 7.3%
Aon PLC, Class A	6,560	1,909,091
Experian PLC	30,577	1,246,067
ICON PLC (*)	8,009	2,267,108
Roche Holding AG	10,110	2,930,203
		8,352,469

Total Common Stocks (Cost $96,968,360)		107,699,839

Preferred Stocks | 2.5%

Brazil | 1.2%
Itau Unibanco Holding SA	205,400	1,428,255

Germany | 1.3%
Henkel AG & Co. KGaA	17,903	1,439,972

Total Preferred Stocks (Cost $2,452,293)		2,868,227

Short-Term Investments | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $3,576,370)	3,576,370	3,576,370

Total Investments | 99.7% (Cost $102,997,023)		$114,144,436

Cash and Other Assets in Excess of Liabilities | 0.3%		350,774

Net Assets | 100.0%		$114,495,210

The accompanying notes are an integral part of these financial statements.

54   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small Cap Equity Select Portfolio

Common Stocks | 98.5%

Aerospace & Defense | 1.0%
Curtiss-Wright Corp.	1,911	$425,752

Automobile Components | 1.5%
Gentherm, Inc. (*)	11,585	606,591

Banks | 7.8%
Comerica, Inc.	10,275	573,448
Commerce Bancshares, Inc.	16,604	886,820
Home BancShares, Inc.	35,022	887,107
Wintrust Financial Corp.	9,904	918,596
		3,265,971

Biotechnology | 2.6%
Halozyme Therapeutics, Inc. (*)	12,024	444,407
United Therapeutics Corp. (*)	2,961	651,094
		1,095,501

Building Products | 2.4%
Carlisle Cos., Inc.	1,694	529,256
Hayward Holdings, Inc. (*)	34,145	464,372
		993,628

Capital Markets | 4.3%
Evercore, Inc., Class A	3,500	598,675
StepStone Group, Inc., Class A	13,455	428,273
Stifel Financial Corp.	10,935	756,155
		1,783,103

Chemicals | 1.6%
Ingevity Corp. (*)	9,474	447,362
Livent Corp. (*)	13,133	236,132
		683,494

The accompanying notes are an integral part of these financial statements.

Annual Report   55

Description	Shares	Fair Value

Lazard Retirement US Small Cap Equity Select Portfolio (continued)

Commercial Services & Supplies | 1.0%
Vestis Corp.	18,877	$399,060

Communications Equipment | 2.0%
Ciena Corp. (*)	11,385	512,439
F5, Inc. (*)	1,856	332,187
		844,626

Construction Materials | 0.9%
Eagle Materials, Inc.	1,748	354,564

Consumer Staples Distribution & Retail | 2.8%
BJ’s Wholesale Club Holdings, Inc. (*)	6,554	436,890
Chefs’ Warehouse Inc. (*)	9,906	291,533
U.S. Foods Holding Corp. (*)	9,317	423,085
		1,151,508

Containers & Packaging | 2.8%
Avery Dennison Corp.	2,698	545,427
Graphic Packaging Holding Co.	24,898	613,736
		1,159,163

Electrical Equipment | 2.4%
Array Technologies, Inc. (*)	20,726	348,197
EnerSys	6,431	649,273
		997,470

Electronic Equipment, Instruments & Components | 1.3%
Cognex Corp.	12,540	523,420

Energy Equipment & Services | 2.7%
Cactus, Inc., Class A	14,354	651,672
Liberty Energy, Inc.	26,402	478,932
		1,130,604

The accompanying notes are an integral part of these financial statements.

56   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small Cap Equity Select Portfolio (continued)

Entertainment | 1.3%
Take-Two Interactive Software, Inc. (*)	3,287	$529,043

Gas Utilities | 2.0%
New Jersey Resources Corp.	18,229	812,649

Health Care Equipment & Supplies | 5.4%
Enovis Corp. (*)	7,837	439,029
Envista Holdings Corp. (*)	22,140	532,688
Lantheus Holdings, Inc. (*)	10,330	640,460
QuidelOrtho Corp. (*)	8,618	635,147
		2,247,324

Health Care Providers & Services | 1.5%
Henry Schein, Inc. (*)	8,208	621,428

Health Care Technology | 1.1%
Phreesia, Inc. (*)	19,529	452,096

Hotel & Resort REITs | 1.1%
Summit Hotel Properties, Inc.	66,359	445,932

Hotels, Restaurants & Leisure | 3.1%
Brinker International, Inc. (*)	12,417	536,166
Kura Sushi USA, Inc., Class A (*)	2,960	224,960
Wyndham Hotels & Resorts, Inc.	6,618	532,153
		1,293,279

Household Durables | 1.6%
Helen of Troy Ltd. (*)	5,664	684,268

Insurance | 3.7%
Globe Life, Inc.	3,982	484,689
Hanover Insurance Group, Inc.	3,523	427,763
Reinsurance Group of America, Inc.	3,989	645,340
		1,557,792

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Description	Shares	Fair Value

Lazard Retirement US Small Cap Equity Select Portfolio (continued)

Interactive Media & Services | 3.9%

Cars.com, Inc. (*)	31,882	$604,802
Ziff Davis, Inc. (*)	9,061	608,809
ZoomInfo Technologies, Inc. (*)	22,854	422,570
		1,636,181

IT Services | 1.3%
Squarespace, Inc., Class A (*)	16,205	534,927

Leisure Products | 1.3%
Brunswick Corp.	5,514	533,479

Life Sciences Tools & Services | 4.1%
AbCellera Biologics, Inc. (*)	76,884	439,008
Charles River Laboratories International, Inc. (*)	2,597	613,931
ICON PLC (*)	1,326	375,351
Stevanato Group SpA	10,464	285,562
		1,713,852

Machinery | 5.0%
Columbus McKinnon Corp.	13,389	522,439
Gates Industrial Corp. PLC (*)	35,828	480,812
Middleby Corp. (*)	5,218	767,933
Nordson Corp.	1,160	306,425
		2,077,609

Oil, Gas & Consumable Fuels | 3.5%
Antero Resources Corp. (*)	34,147	774,454
Magnolia Oil & Gas Corp., Class A	32,715	696,502
		1,470,956

Professional Services | 3.9%
Jacobs Solutions, Inc.	4,327	561,645
Leidos Holdings, Inc.	3,555	384,793
Sterling Check Corp. (*)	49,289	686,103
		1,632,541

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small Cap Equity Select Portfolio (continued)

Residential REITs | 1.4%
Camden Property Trust	5,894	$585,215

Retail REITs | 1.6%
Brixmor Property Group, Inc.	28,824	670,734

Semiconductors & Semiconductor Equipment | 2.7%
Allegro MicroSystems, Inc. (*)	10,170	307,846
MKS Instruments, Inc.	5,035	517,950
Onto Innovation, Inc. (*)	1,981	302,895
		1,128,691

Software | 6.1%
CyberArk Software Ltd. (*)	1,623	355,518
Dolby Laboratories, Inc., Class A	5,745	495,104
Dynatrace, Inc. (*)	6,957	380,478
N-able, Inc. (*)	37,774	500,506
PTC, Inc. (*)	2,413	422,179
Tyler Technologies, Inc. (*)	910	380,489
		2,534,274

Specialized REITs | 1.4%
CubeSmart	12,554	581,878

Specialty Retail | 3.2%
Five Below, Inc. (*)	2,664	567,858
RH (*)	939	273,700
Warby Parker, Inc., Class A (*)	35,828	505,175
		1,346,733

Textiles, Apparel & Luxury Goods | 1.2%
Steven Madden Ltd.	11,603	487,326

Total Common Stocks (Cost $37,357,035)		40,992,662

The accompanying notes are an integral part of these financial statements.

Annual Report   59

Description	Shares	Fair Value

Lazard Retirement US Small Cap Equity Select Portfolio (concluded)

Short-Term Investments | 1.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $678,038)	678,038	$678,038

Total Investments | 100.1% (Cost $38,035,073)		$41,670,700

Liabilities in Excess of Cash and Other Assets | (0.1)%		(27,347)

Net Assets | 100.0%		$41,643,353

The accompanying notes are an integral part of these financial statements.

60   Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments

December 31, 2023

(*)	Non-income producing security.

(¢)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 8 in the Notes to Financial Statements.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in designated base rate. The rates shown are those in effect on December 31, 2023.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2023, these securities amounted to 0.5% of net assets of Lazard Retirement Global Dynamic Multi-Asset Portfolio.

(††)	A note or bond that offers protection from inflation by paying a fixed rate of interest on the principal amount that is adjusted for inflation, in the applicable region, based on the Consumer Price Index or other equivalent regional benchmarks for measuring inflation.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
CDOR	— Canadian Dollar Offered Rate
EURIBOR	— Euro Interbank Offered Rate
GDR	— Global Depositary Receipt
ICE	— Intercontinental Exchange
PJSC	— Public Joint Stock Company
PRIBOR	— Prague Interbank Offered Rate
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate
WIBOR	— Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar	INR	— Indian Rupee
CAD	— Canadian Dollar	JPY	— Japanese Yen
CHF	— Swiss Franc	KRW	— South Korean Won
CLP	— Chilean Peso	MXN	— Mexican New Peso
CNH	— Chinese Yuan Renminbi	NOK	— Norwegian Krone
COP	— Colombian Peso	NZD	— New Zealand Dollar
CZK	— Czech Koruna	PEN	— Peruvian Nuevo Sol
DKK	— Danish Krone	PLN	— Polish Zloty
EUR	— Euro	RON	— New Romanian Leu
GBP	— British Pound Sterling	SEK	— Swedish Krone
HUF	— Hungarian Forint	SGD	— Singapore Dollar
IDR	— Indonesian Rupiah	THB	— Thai Baht
ILS	— Israeli Shekel	USD	— United States Dollar

Counterparty Abbreviations:
CIT	— Citibank N.A.
HSB	— HSBC Bank USA N.A.
JPM	— JPMorgan Chase Bank N.A.
MSC	— Morgan Stanley & Co.
SSB	— State Street Bank & Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report    61

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio	Lazard Retirement International Equity Portfolio

Common & Preferred Stocks, and Corporate & Quasi Government Bonds
Aerospace & Defense	—%	0.3%	5.1%
Air Freight & Logistics	—	0.2	—
Automobile Components	2.0	0.1	1.7
Automobiles	0.8	2.2	1.4
Banks	21.1	6.0	7.4
Beverages	—	1.2	4.8
Biotechnology	—	1.5	—
Broadline Retail	1.5	1.0	1.1
Building Products	—	0.7	1.4
Capital Markets	—	2.1	3.3
Chemicals	1.2	0.3	5.5
Commercial Services & Suppliers	—	1.6	—
Communications Equipment	—	0.6	—
Construction & Engineering	—	0.2	—
Construction Materials	1.0	0.1	—
Consumer Finance	—	0.4	—
Consumer Staples Distribution & Retail	—	2.0	1.8
Containers & Packaging	—	0.5	—
Diversified REITs	—	0.5	—
Diversified Telecommunication Services	3.9	2.5	1.4
Electric Utilities	—	0.9	1.1
Electrical Equipment	0.9	1.0	2.1
Electronic Equipment, Instruments & Components	2.1	0.9	0.8
Entertainment	—	0.5	1.2
Financial Services	—	1.8	—
Food Products	2.0	0.7	—
Gas Utilities	0.7	0.5	0.7
Ground Transportation	—	0.3	—
Health Care Equipment & Supplies	—	0.4	1.5
Health Care Providers & Services	2.8	2.6	—
Hotel & Resort REITs	—	0.1	—
Hotels, Restaurants & Leisure	0.7	1.6	1.5
Household Durables	3.5	0.8	—
Household Products	1.2	1.3	2.1
Independent Power & Renewable Electricity Producers	0.9	0.3	—
Industrial Conglomerates	2.3	0.3	1.2
Insurance	5.2	2.7	2.7
Interactive Media & Services	0.8	2.5	0.7
IT Services	1.8	0.9	1.7

The accompanying notes are an integral part of these financial statements.

62    Annual Report

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio	Lazard Retirement International Equity Portfolio

Leisure Products	—%	0.2%	0.8%
Life Sciences Tools & Services	—	0.7	2.0
Machinery	1.9	1.6	2.7
Media	—	0.6	0.7
Metals & Mining	4.4	0.4	—
Multi-Utilities	—	0.7	3.1
Office REITs	—	0.1	—
Oil, Gas & Consumable Fuels	8.4	1.2	3.3
Passenger Airlines	—	0.1	2.0
Personal Care Products	2.6	0.5	2.0
Pharmaceuticals	0.9	4.6	5.3
Professional Services	—	1.2	7.5
Real Estate Management & Development	0.5	0.4	1.5
Residential REITs	—	0.1	—
Retail REITs	—	0.5	—
Semiconductors & Semiconductor Equipment	12.6	3.3	4.7
Software	—	5.5	1.6
Specialized REITs	—	0.1	—
Specialty Retail	1.2	1.1	3.2
Technology Hardware, Storage & Peripherals	4.4	2.9	1.4
Textiles, Apparel & Luxury Goods	—	0.5	2.6
Tobacco	0.7	0.2	—
Trading Companies & Distributors	—	0.5	—
Transportation Infrastructure	1.5	—	—
Wireless Telecommunication Services	2.2	0.3	—
Subtotal	97.7	71.4	96.6
Exchange-Traded Funds	—	1.2	—
Foreign Government Obligations	—	19.5	—
Supranational Bonds	—	3.3	—
U.S. Municipal Bonds	—	0.7	—
U.S. Treasury Securities	—	2.9	—
Warrants	—	0.0	—
Short-Term Investments	2.3	0.2	3.1
Total Investments	100.0%	99.2%	99.7%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report    63

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2023	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

ASSETS
Investments in securities, at fair value	$323,343,113	$244,889,522
Cash	—	430
Foreign currency, at fair value	772,837	195,593
Receivables for:
Investments sold	3,596,763	906,541
Dividends and interest	672,538	1,315,130
Capital stock sold	30,251	9,864
Cash collateral pledged for forward contracts	—	300,000
Gross unrealized appreciation on forward currency contracts	—	1,571,218
Total assets	328,415,502	249,188,298
LIABILITIES
Payables for:
Foreign capital gains taxes	353,678	—
Management fees	267,282	127,470
Accrued distribution fees	51,330	53,360
Accrued professional services	33,709	36,122
Accrued custodian fees	17,614	24,892
Accrued administration fees	9,996	8,713
Accrued shareholders’ reports	7,701	5,997
Accrued directors’ fees	388	21
Investments purchased	4,329,924	212
Capital stock redeemed	96,782	120,361
Gross unrealized depreciation on forward currency contracts	—	1,828,892
Other accrued expenses and payables	26,448	2,873
Total liabilities	5,194,852	2,208,913
Net assets	$323,220,650	$246,979,385
NET ASSETS
Paid in capital	$310,046,092	$233,813,584
Distributable earnings (Accumulated loss)	13,174,558	13,165,801
Net assets	$323,220,650	$246,979,385
Service Shares
Net assets	$230,885,467	$246,169,569
Shares of capital stock outstanding*	11,086,878	20,541,409
Net asset value, offering and redemption price per share	$20.83	$11.98

Investor Shares
Net assets	$92,335,183	$809,816
Shares of capital stock outstanding*	4,485,531	67,328
Net asset value, offering and redemption price per share	$20.59	$12.03

Cost of investments in securities	$288,623,467	$216,621,861
Cost of foreign currency	$772,907	$188,198

*	$0.001 par value, 2,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

64   Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement US Small Cap Equity Select Portfolio

$114,144,436	$41,670,700
—	38
496	—

214	—
613,251	36,274
26,706	1,820

—	—

—	—
114,785,103	41,708,832

—	—
64,189	15,631
24,537	8,563
75,944	24,380
6,873	3,636
5,581	4,020
2,831	4,048
—	—
69,488	—
38,838	3,545

—	—
1,612	1,656
289,893	65,479
$114,495,210	$41,643,353

$101,465,070	$37,045,474
13,030,140	4,597,879
$114,495,210	$41,643,353

$114,495,210	$41,643,353
12,599,414	3,085,276

$9.09	$13.50

—	—
—	—

—	—

$102,997,023	$38,035,073
$491	—

Annual Report   65

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2023	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Investment Income (Loss)
Income
Dividends#	$16,423,004	$2,755,962
Interest	—	4,641,259
Total investment income*	16,423,004	7,397,221

Expenses
Management fees (Note 3)	3,136,254	2,017,119
Distribution fees (Service Shares)	563,964	628,709
Professional services	227,112	190,419
Custodian fees	139,383	145,741
Administration fees	56,490	55,585
Shareholders’ services	32,284	25,260
Shareholders’ reports	29,938	26,262
Directors’ fees and expenses	26,572	22,407
Other	12,687	9,383
Total gross expenses	4,224,684	3,120,885
Management fees waived and expenses reimbursed	—	(474,400)
Total net expenses	4,224,684	2,646,485
Net investment income (loss)	12,198,320	4,750,736
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	10,582,853	(15,946,346)
Foreign currency transactions	(152,782)	(49,601)
Forward currency contracts	—	(312,194)
Total net realized gain (loss)	10,430,071	(16,308,141)
Net change in unrealized appreciation (depreciation) on:
Investments†	40,514,654	39,858,817
Foreign currency translations	6,203	32,862
Forward currency contracts	—	(2,566,378)
Total net change in unrealized appreciation (depreciation)	40,520,857	37,325,301
Net realized and unrealized gain (loss)	50,950,928	21,017,160
Net increase (decrease) in net assets resulting from operations	$63,149,248	$25,767,896
*# Net of foreign withholding taxes of	$2,011,095	$130,598
** Net of foreign capital gains taxes of	$167,126	$—
† Includes net change in foreign capital gains taxes of	$(141,636)	$—

#	Dividend income for Lazard Retirement Global Dynamic Multi-Asset Portfolio includes $19,712 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $150,310. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

66   Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement US Small Cap Equity Select Portfolio

$3,300,667	$468,691
—	—
3,300,667	468,691

847,736	296,471
282,579	98,824
233,002	62,834
45,669	21,405
31,415	22,228
17,875	16,095
17,034	17,424
12,696	7,631
6,595	4,353
1,494,601	547,265
(124,768)	(92,676)
1,369,833	454,589
1,930,834	14,102

3,115,635	2,131,546
(43,296)	—
—	—
3,072,339	2,131,546

11,442,785	1,817,891
30,774	(2)
—	—

11,473,559	1,817,889
14,545,898	3,949,435

$16,476,732	$3,963,537
$177,302	$344
$(19)	$—

$—	$—

#	Dividend income for Lazard Retirement International Equity Portfolio includes $208,235 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $385,537. Refer to Note 2(b) in the Notes to Financial Statements for further information.

Annual Report   67

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement Emerging Markets Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,198,320	$15,697,077
Net realized gain (loss)	10,430,071	(13,940,258)
Net change in unrealized appreciation (depreciation)	40,520,857	(59,756,108)
Net increase (decrease) in net assets resulting from operations	63,149,248	(57,999,289)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	(10,821,249)	(7,892,752)
Investor Shares	(4,497,782)	(3,219,877)
Net decrease in net assets resulting from distributions	(15,319,031)	(11,112,629)
Capital stock transactions
Net proceeds from sales
Service Shares	15,152,048	29,402,377
Investor Shares	6,380,619	10,300,596
Net proceeds from reinvestment of distributions
Service Shares	10,821,249	7,892,752
Investor Shares	4,497,782	3,219,877
Cost of shares redeemed
Service Shares	(48,939,956)	(58,701,465)
Investor Shares	(14,068,387)	(16,608,860)
Net increase (decrease) in net assets from capital stock transactions	(26,156,645)	(24,494,723)
Total increase (decrease) in net assets	21,673,572	(93,606,641)
Net assets at beginning of period	301,547,078	395,153,719
Net assets at end of period	$323,220,650	$301,547,078
Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	12,241,538	13,291,351
Shares sold	774,167	1,523,619
Shares issued to shareholders from reinvestment of distributions	578,676	431,534
Shares redeemed	(2,507,503)	(3,004,966)
Net increase (decrease)	(1,154,660)	(1,049,813)
Shares outstanding at end of period	11,086,878	12,241,538
Investor Shares
Shares outstanding at beginning of period	4,637,037	4,833,215
Shares sold	329,963	510,846
Shares issued to shareholders from reinvestment of distributions	243,518	178,189
Shares redeemed	(724,987)	(885,213)
Net increase (decrease)	(151,506)	(196,178)
Shares outstanding at end of period	4,485,531	4,637,037

The accompanying notes are an integral part of these financial statements.

68   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio		Lazard Retirement International Equity Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$4,750,736	$4,438,166	$1,930,834	$1,886,509
(16,308,141)	6,070,920	3,072,339	(2,690,039)
37,325,301	(69,480,378)	11,473,559	(19,755,794)

25,767,896	(58,971,292)	16,476,732	(20,559,324)

(13,610,980)	(16,795,360)	(1,474,339)	(17,065,769)
(36,504)	(31,129)	—	—
(13,647,484)	(16,826,489)	(1,474,339)	(17,065,769)

5,869,105	20,016,778	10,624,686	8,973,572
239,435	176,174	—	—

13,610,980	16,795,360	1,474,339	17,065,769
36,504	31,129	—	—

(49,159,005)	(41,140,696)	(23,374,371)	(17,254,628)
(71,051)	(55,358)	—	—

(29,474,032)	(4,176,613)	(11,275,346)	8,784,713
(17,353,620)	(79,974,394)	3,727,047	(28,840,380)
264,333,005	344,307,399	110,768,163	139,608,543
$246,979,385	$264,333,005	$114,495,210	$110,768,163

23,065,409	23,354,843	13,930,885	12,692,339
497,379	1,632,258	1,225,574	1,014,860

1,221,811	1,419,726	173,044	2,127,901
(4,243,190)	(3,341,418)	(2,730,089)	(1,904,215)
(2,524,000)	(289,434)	(1,331,471)	1,238,546
20,541,409	23,065,409	12,599,414	13,930,885

49,451	36,797	—	—
20,838	14,577	—	—

3,268	2,627	—	—
(6,229)	(4,550)	—	—
17,877	12,654	—	—
67,328	49,451	—	—

Annual Report   69

	Lazard Retirement US Small Cap Equity Select Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$14,102	$(31,977)
Net realized gain (loss)	2,131,546	(850,876)
Net change in unrealized appreciation (depreciation)	1,817,889	(6,987,316)
Net increase (decrease) in net assets resulting from operations	3,963,537	(7,870,169)

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	—	(11,137,660)
Investor Shares	—	—
Net decrease in net assets resulting from distributions	—	(11,137,660)

Capital stock transactions
Net proceeds from sales
Service Shares	5,976,052	3,852,251
Investor Shares	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	11,137,660
Investor Shares	—	—
Cost of shares redeemed
Service Shares	(6,481,300)	(9,418,550)
Investor Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(505,248)	5,571,361
Total increase (decrease) in net assets	3,458,289	(13,436,468)
Net assets at beginning of period	38,185,064	51,621,532
Net assets at end of period	$41,643,353	$38,185,064

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	3,112,478	2,651,650
Shares sold	491,369	227,429
Shares issued to shareholders from reinvestment of distributions	—	833,657
Shares redeemed	(518,571)	(600,258)
Net increase (decrease)	(27,202)	460,828
Shares outstanding at end of period	3,085,276	3,112,478

Investor Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

70   Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Service Shares
Net asset value, beginning of period	$17.92	$21.86	$21.12	$22.00	$18.80
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.74	0.89	0.61	0.36	0.43
Net realized and unrealized gain (loss)	3.14	(4.18)	0.55	(0.75)	2.95

Total from investment operations	3.88	(3.29)	1.16	(0.39)	3.38
Less distributions from:
Net investment income	(0.97)	(0.65)	(0.42)	(0.49)	(0.18)

Total distributions	(0.97)	(0.65)	(0.42)	(0.49)	(0.18)

Net asset value, end of period	$20.83	$17.92	$21.86	$21.12	$22.00
Total Return (b)	22.27%	–15.12%	5.52%	–1.32%	18.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$230,885	$219,359	$290,586	$364,846	$410,188
Ratios to average net assets:
Net expenses	1.42%	1.38%	1.38%	1.43%	1.42%
Gross expenses	1.42%	1.38%	1.38%	1.43%	1.43%
Net investment income (loss)	3.81%	4.65%	2.72%	1.95%	2.10%
Portfolio turnover rate	25%	25%	35%	27%	19%

The accompanying notes are an integral part of these financial statements.

Annual Report   71

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Investor Shares
Net asset value, beginning of period	$17.72	$21.64	$20.91	$21.78	$18.58
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.79	0.94	0.66	0.41	0.47
Net realized and unrealized gain (loss)	3.10	(4.16)	0.55	(0.75)	2.91

Total from investment operations	3.89	(3.22)	1.21	(0.34)	3.38
Less distributions from:
Net investment income	(1.02)	(0.70)	(0.48)	(0.53)	(0.18)

Total distributions	(1.02)	(0.70)	(0.48)	(0.53)	(0.18)

Net asset value, end of period	$20.59	$17.72	$21.64	$20.91	$21.78
Total Return (b)	22.61%	–14.96%	5.80%	–1.03%	18.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,335	$82,189	$104,568	$125,178	$174,389
Ratios to average net assets:
Net expenses	1.17%	1.13%	1.14%	1.18%	1.18%
Gross expenses	1.17%	1.13%	1.14%	1.18%	1.18%
Net investment income (loss)	4.08%	4.94%	2.97%	2.28%	2.37%
Portfolio turnover rate	25%	25%	35%	27%	19%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Service Shares
Net asset value, beginning of period	$11.44	$14.72	$13.53	$13.65	$11.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22 *	0.19	0.12	0.10	0.16
Net realized and unrealized gain (loss)	0.97	(2.72)	1.48	— (b)	1.91

Total from investment operations	1.19	(2.53)	1.60	0.10	2.07
Less distributions from:
Net investment income	—	(0.01)	(0.41)	(0.08)	(0.01)
Net realized gains	(0.65)	(0.74)	—	(0.14)	(0.02)

Total distributions	(0.65)	(0.75)	(0.41)	(0.22)	(0.03)

Net asset value, end of period	$11.98	$11.44	$14.72	$13.53	$13.65
Total Return (c)	10.81%*	–17.38%	11.94%	0.81%	17.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$246,170	$263,766	$343,765	$354,856	$400,694
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.24%	1.19%	1.20%	1.22%	1.20%
Net investment income (loss)	1.88%*	1.55%	0.82%	0.75%	1.23%
Portfolio turnover rate	92%	87%	75%	177%	115%

The accompanying notes are an integral part of these financial statements.

Annual Report   73

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Investor Shares
Net asset value, beginning of period	$11.46	$14.75	$13.53	$13.65	$11.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24 *	0.21	0.14	0.12	0.14
Net realized and unrealized gain (loss)	0.98	(2.73)	1.49	— (b)	1.93

Total from investment operations	1.22	(2.52)	1.63	0.12	2.07
Less distributions from:
Net investment income	—	(0.03)	(0.41)	(0.10)	(0.01)
Net realized gains	(0.65)	(0.74)	—	(0.14)	(0.02)

Total distributions	(0.65)	(0.77)	(0.41)	(0.24)	(0.03)

Net asset value, end of period	$12.03	$11.46	$14.75	$13.53	$13.65
Total Return (c)	11.06%*	–17.28%	12.16%	0.96%	17.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$810	$567	$543	$199	$32
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	1.81%	1.88%	2.21%	4.14%	84.50%
Net investment income (loss)	2.03%*	1.73%	0.95%	0.93%	1.05%
Portfolio turnover rate	92%	87%	75%	177%	115%

*	There was less than $0.01 impact on the Net investment income per share and no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023. There was a 0.01% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2 (b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Service Shares
Net asset value, beginning of period	$7.95	$11.00	$10.62	$10.37	$8.60
Income (Loss) from investment operations:
Net investment income (loss)	0.15 *	0.16 *	0.31 *	0.11	0.20
Net realized and unrealized gain (loss)	1.10	(1.80)	0.31	0.68	1.60

Total from investment operations	1.25	(1.64)	0.62	0.79	1.80
Less distributions from:
Net investment income	(0.11)	(0.35)	(0.11)	(0.22)	(0.03)
Net realized gains	—	(1.06)	(0.13)	(0.32)	—

Total distributions	(0.11)	(1.41)	(0.24)	(0.54)	(0.03)

Net asset value, end of period	$9.09	$7.95	$11.00	$10.62	$10.37
Total Return (a)	15.88%*	–15.01%*	5.83%*	8.24%	21.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114,495	$110,768	$139,609	$145,576	$152,725
Ratios to average net assets:
Net expenses	1.21%	1.11%	1.10%	1.17%	1.12%
Gross expenses	1.32%	1.19%	1.18%	1.27%	1.20%
Net investment income (loss)	1.71%*	1.62%*	2.73%*	0.88%	1.87%
Portfolio turnover rate	41%	31%	37%	33%	32%

*	Includes $0.02 for the year ended December 31, 2023 and $0.03 for year ended December 31, 2022 and the year ended December 31, 2021, respectively, of refunds received as a result of European Union dividend withholding tax reclaims filings. There was a 0.26%, 0.32% and 0.29% impact on the total return of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. There was a 0.18%, 0.30% and 0.26% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT US SMALL CAP EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20*	12/31/19*

Service Shares
Net asset value, beginning of period	$12.27	$19.47	$16.27	$16.46	$12.92
Income (Loss) from investment operations:
Net investment income (loss)	— (a)	(0.01)	(0.03)	0.03	0.04
Net realized and unrealized gain (loss)	1.23	(2.64)	3.26	0.87	3.80

Total from investment operations	1.23	(2.65)	3.23	0.90	3.84
Less distributions from:
Net investment income	—	—	(0.01)	(0.03)	—
Net realized gains	—	(4.55)	(0.02)	(1.06)	(0.30)

Total distributions	—	(4.55)	(0.03)	(1.09)	(0.30)

Net asset value, end of period	$13.50	$12.27	$19.47	$16.27	$16.46
Total Return (b)	10.02%	–15.52%	19.87%	6.76%	29.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,643	$38,185	$51,622	$51,291	$59,460
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.38%	1.32%	1.29%	1.33%	1.27%
Net investment income (loss)	0.04%	–0.07%	–0.17%	0.15%	0.27%
Portfolio turnover rate	63%	34%	61%	71%	60%

*	On December 4, 2020, the Portfolio effected a 1:2 reverse share split. All per share data prior to December 4, 2020 has been adjusted to reflect the reverse share split.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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Lazard Retirement Series, Inc. Notes to Financial Statements
December 31, 2023

1. Organization

Lazard Retirement Series, Inc. was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently only the following four Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), and Lazard Retirement US Small Cap Equity Select Portfolio (“US Small Cap Equity Select Portfolio”, which was formerly the Lazard Retirement US Small-Mid Cap Equity Portfolio). Each of the other nineteen Portfolios had not commenced operations as of December 31, 2023. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to, and expenses borne by, each class of shares. As of December 31, 2023, only the Emerging Markets Equity and Global Dynamic Multi-Asset Portfolios had issued Investor Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange traded funds, are

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valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

Events occurring after the close of trading on foreign exchanges may affect the fair value of foreign securities as of the close of regular trading on the NYSE, when the Portfolios’ NAVs are calculated. When valuing foreign equity securities, the Portfolios use an independent pricing service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments, which have a strong correlation to the fair-valued securities.

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The Board of Directors (the “Board”) has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

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As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, would increase dividend income, resulting in an increase in a Portfolio’s NAV.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency

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gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2023, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2023, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
Emerging Markets Equity	$(12,167,827)	$(18,038,691)
Global Dynamic Multi Asset	(4,601,407)	(8,178,784)
International Equity	—	—
US Small Cap Equity Select	—	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2023, the Portfolios had no such losses to defer.

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For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$290,372,522	$68,628,141	$35,654,311	$32,973,830
Global Dynamic Multi Asset	218,873,751	32,395,376	6,459,152	25,936,224
International Equity	104,528,285	17,960,344	8,344,193	9,616,151
US Small Cap Equity Select	38,542,131	5,592,604	2,464,035	3,128,569

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, certain expenses, currency straddles, wash

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sales, forward contracts being marked to market, net operating losses, passive foreign investment companies, distribution redesignations, capital loss carryforwards, equalization, foreign bond bifurcation, return of capital distributions, premium amortization, non-deductible organization expenses and distributions from real estate investment trusts.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)
Emerging Markets Equity	$1,114,493	$(1,114,493)
Global Dynamic Multi Asset	446,453	(446,453)
International Equity	187,773	(187,773)
US Small Cap Equity Select	(14,805)	14,805

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2023	2022	2023	2022
Emerging Markets Equity	$15,319,031	$11,112,629	$—	$—
Global Dynamic Multi-Asset	—	2,999,588	13,647,484	13,826,901
International Equity	1,474,339	5,306,293	—	11,759,476
US Small Cap Equity Select	—	3,201,468	—	7,936,192

At December 31, 2023, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
Emerging Markets Equity	$10,762,643	$(30,206,518)	$32,618,433
Global Dynamic Multi-Asset	—	(12,780,191)	25,945,992
International Equity	3,142,597	254,303	9,633,240
US Small Cap Equity Select	—	1,469,310	3,128,569

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(f) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes (if applicable) based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the

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Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objective(s), policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Emerging Markets Equity	1.00%
Global Dynamic Multi-Asset	0.80
International Equity	0.75
US Small Cap Equity Select	0.75

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until May 1, 2024 (or such other date as indicated below) if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Service Shares	Investor Shares
Emerging Markets Equity	1.45%	1.20%
Global Dynamic Multi-Asset (a)	1.05	0.90
International Equity	1.10	N/A
US Small Cap Equity Select	1.15	N/A

(a) This agreement will continue in effect until May 1, 2033 for Investor Shares.

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During the year ended December 31, 2023, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares		Investor Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Global Dynamic Multi-Asset	$468,435	$—	$5,252	$713
International Equity	124,768	—	—	—
US Small Cap Equity Select	92,676	—	—	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, among other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for certain distribution activities and providing services to holders of the Portfolio’s Service Shares. The Distributor may make payments to participating insurance companies or to other third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

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4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation in 2023 for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. Effective January 1, 2024, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $252,500, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations of each Portfolio shows the Independent Directors’ compensation and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

Portfolio	Purchases	Sales
Emerging Markets Equity	$75,844,951	$108,898,208
Global Dynamic Multi-Asset	222,176,245	257,089,181
International Equity	45,434,966	58,293,838
US Small Cap Equity Select	24,417,704	24,266,631

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	US Treasury Securities
Portfolio	Purchases	Sales
Global Dynamic Multi-Asset	$7,171,073	$9,005,915

For the year ended December 31, 2023, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, supply chain disruptions, market manipulations, government defaults, government shutdowns, the imposition of sanctions and other similar measures, recessions or other events could have a significant negative impact on

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global economic and market conditions. Additionally, general market conditions may impact the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar

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may occur subsequent to acquisition of investments denominated in emerging market currencies.

(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, a Portfolio may have to liquidate portfolio securities at disadvantageous prices. A Portfolio may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there

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is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although adjustable rate securities will participate in any declines in interest rates. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to

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realize income prior to the receipt of cash payments with respect to these securities.

(f) Derivatives and Hedging Risk—Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities, indexes and currencies; structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at

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a disadvantageous time or price to meet such obligations. Derivatives transactions are also subject to operational and legal risk.

(g) ETF Risk—Shares of exchange-traded funds (“ETFs”) may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of the ETFs’ investments, as well as to the general risks of investing in ETFs. The Portfolio will bear not only a Portfolio’s management fees and operating expenses, but also a Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which a Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be invested in one or more ETFs, Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions.

(h) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(i) Sector Risk—Implementation of certain Portfolios’ investment strategy may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, such as companies in the financials sector, and a Portfolio would be expected to be affected by developments in that sector. Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements;

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decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt.

(j) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2023:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$12,064,568	$26,940,113	$—	$39,004,681
Chile	3,029,548	—	—	3,029,548
China	4,782,636	72,682,782	—	77,465,418
Egypt	—	2,250,601	—	2,250,601
Greece	—	5,329,810	—	5,329,810
Hong Kong	—	2,349,091	—	2,349,091
Hungary	—	10,923,851	—	10,923,851
India	3,351,961	16,900,771	—	20,252,732
Indonesia	3,978,271	11,631,909	—	15,610,180
Mexico	16,980,839	—	—	16,980,839
Portugal	—	7,903,477	—	7,903,477
Russia	—	—	2	2
South Africa	—	26,856,916	—	26,856,916
South Korea	—	36,840,842	—	36,840,842
Taiwan	—	40,639,222	—	40,639,222
Thailand	—	6,233,122	—	6,233,122
United Kingdom	—	4,250,127	—	4,250,127
Short-Term Investments	7,422,654	—	—	7,422,654
Total	$51,610,477	$271,732,634	$2	$323,343,113

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Australia	$226,595	$2,496,250	$—	$2,722,845
Austria	—	133,696	—	133,696
Bermuda	89,768	—	—	89,768
Brazil	135,152	—	—	135,152
Canada	5,024,166	209,223	—	5,233,389
China	430,880	171,590	—	602,470
Denmark	261,436	1,917,579	—	2,179,015
Finland	230,524	76,268	—	306,792
France	1,274,459	2,244,506	—	3,518,965
Germany	214,250	1,682,593	—	1,896,843
Hong Kong	209,372	479,195	—	688,567
Israel	99,155	197,307	—	296,462
Italy	—	1,780,484	—	1,780,484
Japan	466,829	10,803,480	—	11,270,309
Netherlands	892,637	610,621	—	1,503,258
New Zealand	—	207,315	—	207,315
Norway	—	96,488	—	96,488
Singapore	—	1,076,008	—	1,076,008
Spain	304,162	503,034	—	807,196
Sweden	1,043,479	256,378	—	1,299,857
Switzerland	791,830	793,338	—	1,585,168
United Kingdom	1,905,670	2,385,797	—	4,291,467
United States	94,242,020	2,989,980	—	97,232,000
Corporate Bonds*	—	34,844,126	—	34,844,126
Foreign Government Obligations*	—	48,162,752	—	48,162,752
Quasi Government Bonds*	—	2,539,338	—	2,539,338
Supranational Bonds	—	8,058,032	—	8,058,032
U.S. Municipal Bonds	—	1,855,591	—	1,855,591
U.S. Treasury Securities	—	7,176,660	—	7,176,660
Exchange-Traded Funds	2,847,426	—	—	2,847,426
Warrants	—	—	—	—
Short-Term Investments	452,083	—	—	452,083
Other Financial Instruments†
Forward Currency Contracts	—	1,571,218	—	1,571,218
Total	$111,141,893	$135,318,847	$—	$246,460,740
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,828,892)	$—	$(1,828,892)
Total	$—	$(1,828,892)	$—	$(1,828,892)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
International Equity Portfolio
Common Stocks*
Belgium	$—	$973,792	$—	$973,792
Canada	3,209,113	—	—	3,209,113
China	756,975	3,678,400	—	4,435,375
Denmark	—	975,769	—	975,769
Finland	—	2,356,528	—	2,356,528
France	—	14,388,424	—	14,388,424
Germany	—	12,372,883	—	12,372,883
Greece	—	1,005,852	—	1,005,852
Hong Kong	—	1,200,323	—	1,200,323
Ireland	2,255,251	—	—	2,255,251
Israel	339,166	—	—	339,166
Italy	—	976,680	—	976,680
Japan	—	19,754,509	—	19,754,509
Mexico	1,316,792	—	—	1,316,792
Netherlands	—	4,578,157	—	4,578,157
Singapore	—	1,259,700	—	1,259,700
South Korea	—	1,566,113	—	1,566,113
Spain	—	1,570,976	—	1,570,976
Sweden	—	1,943,048	—	1,943,048
Switzerland	—	2,825,715	—	2,825,715
Taiwan	1,683,344	—	—	1,683,344
United Kingdom	—	18,359,860	—	18,359,860
United States	4,176,199	4,176,270	—	8,352,469
Preferred Stocks*
Brazil	—	1,428,255	—	1,428,255
Germany	—	1,439,972	—	1,439,972
Short-Term Investments	3,576,370	—	—	3,576,370
Total	$17,313,210	$96,831,226	$—	$114,144,436

US Small Cap Equity Select Portfolio
Common Stocks*	$40,992,662	$—	$—	$40,992,662
Short-Term Investments	678,038	—	—	678,038
Total	$41,670,700	$—	$—	$41,670,700

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

9. Derivative Instruments

The Global Dynamic Multi-Asset Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2023, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$65,800,000
Average amounts sold	$59,500,000

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The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023:

Assets—Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,571,218

Liabilities—Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$1,828,892

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(312,194)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(2,566,378)

None of the other Portfolios traded in derivative instruments during the year ended December 31, 2023.

As of December 31, 2023, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2023:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,571,218	$—	$1,571,218

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(a)	Net Amounts of Derivative Assets
Citibank N.A.	$639,882	$(331,017)	$—	$308,865
HSBC Bank USA N.A.	721,198	(721,198)	—	—
JPMorgan Chase Bank N.A.	157,990	(157,990)	—	—
Morgan Stanley & Co.	49,078	(49,078)	—	—
State Street Bank & Trust Co.	3,070	(3,070)	—	—
Total	$1,571,218	$(1,262,353)	$—	$308,865

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,828,892	$—	$1,828,892

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amounts of Derivative Liabilities
Citibank N.A.	$331,017	$(331,017)	$—	$—
HSBC Bank USA N.A.	831,945	(721,198)	—	110,747
JPMorgan Chase Bank N.A.	520,293	(157,990)	(300,000)	62,303
Morgan Stanley & Co.	117,550	(49,078)	—	68,472
State Street Bank & Trust Co.	28,087	(3,070)	—	25,017
Total	$1,828,892	$(1,262,353)	$(300,000)	$266,539

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

10. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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Lazard Retirement Series, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement Global Dynamic Multi-Asset Portfolio, Lazard Retirement International Equity Portfolio, and Lazard Retirement US Small Cap Equity Select Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Retirement Series, Inc. comprising Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement Global Dynamic Multi-Asset Portfolio, Lazard Retirement International Equity Portfolio, and Lazard Retirement US Small Cap Equity Select Portfolio (formerly known as Lazard Retirement US Small-Mid Cap Equity Portfolio) (collectively the “Portfolios”), including the portfolios of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York
February 12, 2024

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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Lazard Retirement Series, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:
Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

New York University School of Law, Adjunct Professor (2022 – present)

Kenneth S. Davidson (1945)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – 2023)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)
Richard Reiss, Jr. (1944)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)
Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Interested Directors(3):
Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Vice Chair and Chief Operating Officer (February 2023 – present) Chief Business Officer (April 2017 – February 2023) and Managing Director (2003 – present)
Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present) Lazard Ltd, Chief Financial Officer (October 2017-October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2024, 32 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.

(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report   105

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017) and General Counsel (since April 2017) of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christina Kennedy (1990)	Treasurer (April 2022)	Senior Vice President of the Investment Manager (since January 2023, previously Vice President) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Senior Vice President and Counsel of the Investment Manager (since January 2023, previously Vice President)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager (since February 2011)

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

106   Annual Report

Lazard Retirement Series, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2023

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2023.

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
Emerging Markets Equity	89.96%
Global Dynamic Multi-Asset	—
International Equity	96.95
US Small Cap Equity Select	—

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit
Emerging Markets Equity	$18,448,561	$2,256,003
Global Dynamic Multi-Asset	—	—
nternational Equity	3,352,453	385,536
US Small Cap Equity Select	—	—

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gain paid to shareholders.

Portfolio	Long-Term Capital Gains
Emerging Markets Equity	$—
Global Dynamic Multi-Asset	13,647,484
International Equity	—
US Small Cap Equity Select	—

Annual Report   107

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

108   Annual Report

NOTES

NOTES

NOTES

NOTES

Lazard Retirement Series, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.
LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.”

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $125,641 in 2022 and $143,960 in 2023 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $368,560 in 2022 and $368,560 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,891 in 2022 and $27,518 in 2023. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $3,004 in 2022 and $78,108 in 2023.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,305,761 in 2022 and $1,309,430 in 2023.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2024

By /s/ Christina Kennedy

Christina Kennedy

Treasurer

Date: February 27, 2024